BUILDING
                            FINANCIAL
                                            BRIDGES

                             [PREFERRED GROUP logo]

                               The Preferred Group
                                 of Mutual Funds

                                  Annual Report
                                  June 30, 2000

Performance Data                                        1
Our Message to You                                      2
Funds & Investment Objectives                           4
Performance Information & Benchmarks                    5
Investment Review                                       6
Statements of Assets & Liabilities                     22
Statements of Operations                               24
Statements of Changes in Net Assets                    26
Financial Highlights                                   30
Schedules of Investments                               34
Notes to Financial Statements                          54
Report of Independent Accountants                      62
Shareholder Privileges                                 65

The Preferred Group of Mutual Funds
                                                            PERFORMANCE DATA

  PERFORMANCE DATA                                                                                 YEAR ENDED 6/30/00
                            BEGINNING      ENDING         TOTAL        CURRENT       INCOME       CAPITAL GAINS
 FUND NAME                     NAV           NAV          RETURN*       YIELD +     DIVIDENDS     DISTRIBUTIONS
                           (PER SHARE)   (PER SHARE)                               (PER SHARE)    (PER SHARE)
=======================================================================================================================

 Growth                      $22.88        $26.43         30.00%          -              -            $3.09
-----------------------------------------------------------------------------------------------------------------------

 Value                        26.80         21.95         (5.19)          -           $.17             3.25
-----------------------------------------------------------------------------------------------------------------------

 International                16.63         18.11         14.15           -            .23              .64
-----------------------------------------------------------------------------------------------------------------------

 Small Cap                    12.05         12.65          5.22           -            .03              -
-----------------------------------------------------------------------------------------------------------------------

 Asset Allocation             16.81         16.77          5.60          -             .57              .37
-----------------------------------------------------------------------------------------------------------------------

 Fixed Income                  9.76          9.51          3.62          6.44%         .59              -
-----------------------------------------------------------------------------------------------------------------------

 S.T. Gov't. Securities        9.61          9.51          4.46          6.37          .52              -
-----------------------------------------------------------------------------------------------------------------------

 Money Market++                1.00          1.00          5.45          6.23          .05              -
-----------------------------------------------------------------------------------------------------------------------


     * Total return includes reinvestment of dividends and capital gains distributions.

     + The yield shown for the Fixed Income and Short-Term Government Securities Funds is the 30-day current yield as of 6/30/00. The yield shown for the Money Market Fund is the seven-day current yield as of 6/30/00, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds.

     ++ An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the Fund than does the total return quotation.

          The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

                                                                   June 30, 2000
                               OUR MESSAGE TO YOU

[picture of David L. Bomberger]
  David L. Bomberger
      President

DEAR FELLOW PREFERRED GROUP SHAREHOLDER:

I am pleased to present you with The Preferred Group's annual report for the twelve months ended June 30, 2000. This report provides detailed information on your Funds, including fund holdings, financial and performance data, and commentary from each of the portfolio managers.

MARKET COMMENTARY
For much of the past year, investment analysts consistently warned eager investors of overvalued companies and overinflated expectations. Toward the end of 1999, investors intent on chasing performance abandoned time-honored strategies of diversification and asset allocation in favor of risky bets on one or two high-flying stocks. If they made the right choices, their penchant for high risk was richly rewarded, with proof as close as the Nasdaq Composite Index, which gained 85% in price during calendar year 1999.

Then, spring sprung. From its high of 5048.62 on March 10 to its low of 3164.55 on May 23, the Nasdaq lost 37% of its value. The Dow Jones Industrial Average also lost ground. Moreover, neither measure of the market has returned to its January 2000 level. Tech-burned investors seem to be casting a more critical eye on "overnight sensations," looking not just for great ideas but reasonable business plans and well-executed operations.

The major stock indexes are running at a slower pace than last year. In fact, during the first six months of 2000, bonds outpaced stocks. The Salomon Bros. BIG Index posted a 3.92% gain from January 1 through June 30, well ahead of the large-cap S&P 500 Index (down 0.28%), the small-cap Russell 2000 Index (up 3.04%), and the EAFE Index, the international equities benchmark (down 3.95%).

PREFERRED GROUP HIGHLIGHTS
Whether you look at the stock markets in general or The Preferred Group in particular, you'll notice a lot of changes compared to just 12 months ago. In the markets, volatility is at record highs. Now, we don't think of ourselves as volatile, but we're definitely busy at The Preferred Group. In order to help you build your financial bridges to the future, we are building on our strengths in the fixed income and equity areas. Here's a review of portfolio management developments for the year ended June 30.

In November, Charles T. (C.T.) Urban III, CFA, became manager of the Preferred Short-Term Government Securities Fund. C.T. has over 15 years of fixed income portfolio experience.

In January, Mark Settles of J.P. Morgan took over as manager of the Preferred Money Market Fund. Prior to becoming a portfolio manager, Mark spent five years trading dollar- and euro-denominated fixed income products on J.P. Morgan's New York and London trading desks. He replaced Skip Johnson, who retired at the end of 1999 after seven years at the helm.

In February, E. Luke Farrell of J.P. Morgan assumed management of the Preferred Fixed Income Fund. His experience includes U.S. Treasury, high yield, emerging market and investment grade securities, and foreign currency hedging.

The Preferred Group of Mutual Funds
                               OUR MESSAGE TO YOU

These particular portfolio management changes represent changes in personnel, but not in the fundamental philosophies of the Funds. That's why I believe the biggest change of the year occurred in January when Turner Investment Partners, Inc. of Berwyn, PA began managing the Preferred Small Cap Fund, replacing Caterpillar Investment Management Ltd. Along with a change in manager, the Fund switched from a core/value philosophy to a growth orientation.

Bill McVail and the rest of the team at Turner Investment Partners, Inc. ensured a smooth transition for the portfolio. And they have exhibited great professionalism during an extremely volatile time for equities. We believe Turner is an excellent addition to The Preferred Group family.

One other change at the Preferred Group gives shareholders faster access to Preferred Group information. Computer users can pick up the latest Fund fact sheets, manager comments, reports and our prospectus on the Web at http://www.PreferredGroup.com.

LOOKING FORWARD
The events of April, while devastating to some, served as a much-needed wake-up call to people who hadn't thoroughly examined their tolerance for risk. As long-term investors, we should welcome this correction as proof that the fundamentals of investing haven't changed.

But maybe it's time to turn down the volume. Paying too much attention to the daily whims of the market may be injurious to a healthy long-term outlook. After all, you can easily get lost in the details when business news is broadcast 24-hours a day and hot securities analysts and newly minted CEOs are the biggest celebrities around.

That doesn't mean tuning out. It simply means rededication to the time-honored benefits of asset allocation and diversification. These strategies may not be as exciting as betting the house on a dotcom, but on the other hand, you still get to live in the house during a market turndown.

In a constantly changing world, one thing doesn't change: our appreciation for your business. Thank you for your continued confidence in The Preferred Group of Mutual Funds. As always feel free to call us at 1-800-662-4769 with your questions and comments.

We look forward to having the opportunity to serve you during the coming year.

                                             Sincerely,

                                             /S/ David L. Bomberger


                                             David L. Bomberger, CFA

                                                                   June 30, 2000
                          FUNDS & INVESTMENT OBJECTIVES

PREFERRED GROWTH FUND
Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth.



PREFERRED VALUE FUND
Seeks its objective of capital appreciation and current income by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.



PREFERRED INTERNATIONAL FUND
Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.



PREFERRED SMALL CAP FUND
Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.



PREFERRED ASSET ALLOCATION FUND
Seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.



PREFERRED FIXED INCOME FUND
Seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.



PREFERRED SHORT-TERM
GOVERNMENT SECURITIES FUND
Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.



PREFERRED MONEY MARKET FUND
Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

The Preferred Group of Mutual Funds
                             PERFORMANCE INFORMATION

HISTORICAL PERFORMANCE:
     Historical performance can be evaluated in several ways. At the end of each fund's DISCUSSION & ANALYSIS section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

CUMULATIVE TOTAL RETURNS:
     Cumulative total returns reflect the fund's actual performance over a set period: six months, one year, five years and since inception.

AVERAGE ANNUAL TOTAL RETURNS:
     Average annual total returns are hypothetical. A fund's actual (or cumulative) return indicates what would have happened if the fund had performed at a constant rate each year. For your information, all funds must provide average annual total returns as of the most recent calendar quarter -- in this case, June 30, 2000. This allows you to compare funds from different complexes on an equal basis.

$10,000 HYPOTHETICAL INVESTMENT:
     The "$10,000 investment since inception" illustrates the value of your investment as of June 30, 2000, had you invested $10,000 when the fund started.


                           BENCHMARKS - WHAT ARE THEY
                            AND WHAT DO THEY TELL ME?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group Funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the INVESTMENT REVIEW section of this report for detailed descriptions of each Fund's benchmark.)



--------------------------------------------------------------------------------
 PREFERRED GROWTH FUND
    S&P 500 Index

--------------------------------------------------------------------------------
 PREFERRED VALUE FUND
    S&P 500 Index

--------------------------------------------------------------------------------
 PREFERRED INTERNATIONAL FUND
    EAFE Index

--------------------------------------------------------------------------------
 PREFERRED SMALL CAP FUND
    Russell 2000 Growth Index
    Russell 2000 Index

--------------------------------------------------------------------------------
 PREFERRED ASSET ALLOCATION FUND
    65/30/5 Benchmark*
    S&P 500 Index

--------------------------------------------------------------------------------
 PREFERRED FIXED INCOME FUND
    Salomon Brothers Broad Investment Grade (BIG) Index

--------------------------------------------------------------------------------
 PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
    Merrill Lynch 1-3 Year Treasury Index

--------------------------------------------------------------------------------
 PREFERRED MONEY MARKET FUND
    IBC's Money Fund Report Average/All Taxable

--------------------------------------------------------------------------------

* Blended benchmark consisting of 65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills.

                                                                   June 30, 2000
                                INVESTMENT REVIEW

PREFERRED GROWTH FUND



INVESTMENT OBJECTIVE:
     The Preferred Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth.


PORTFOLIO MANAGER PROFILE:
     ---------------------------------------------------------------------------
     PORTFOLIO MANAGER:  Kathleen A. McCarragher
     ---------------------------------------------------------------------------
     TITLE: Director, Executive Vice President and Domestic Equity Investment Strategist
     ---------------------------------------------------------------------------
     LAST FIVE YEARS' EXPERIENCE: Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer before joining Jennison in May 1998. Kathleen assumed management of the Preferred Growth Fund in April 1999.
     ---------------------------------------------------------------------------
     EDUCATION: B.B.A. in Finance -- University of Wisconsin; M.B.A. -- Harvard Business School
     ---------------------------------------------------------------------------

DISCUSSION & ANALYSIS:
     For the fiscal year ended June 30, 2000, the Preferred Growth Fund returned 30.00%, while the S&P 500 Index gained 7.49%. Since inception, the Fund has provided an average annual return of 24.02%, versus 19.75% for the Index.

     The last 12 months were characterized by widely differing performances of the various sectors within the S&P 500 as measured by price and earnings growth. Six of the Index's 11 sectors--basic materials, communication services, consumer cyclicals, consumer staples, financials and transportation--actually posted negative returns for the period. Technology and health care were the only sectors able to make a meaningful contribution to the S&P 500 return. Earnings growth for technology and health care stocks was robust for the period, with the technology sector growing close to 25% and health care growing 15% to 16%. Other sectors fell victim to slow unit growth, no pricing power, rising input costs, tremendous competition and a global economy that was still dominated by weakness in Japan and below-trend growth for the rest of the world.

     On June 30, 2000, technology stocks represented approximately 36% of the Fund compared to 31% for the benchmark. While the expected rates of earnings growth for stocks in this sector are some of the highest in the Fund, we believe current valuations discount much of this growth. Cisco Systems, Inc., Intel Corp., Texas Instruments Inc. (2.2% of net assets) and EMC Corp. (2.1%) made positive contributions during the period.

     In health care, positive news about new drugs, stable earnings growth and attractive relative valuations attracted investors. We believe the biotechnology industry remains a bright though extremely volatile sector with expanding product portfolios, strong new product pipelines and an explosion of genomic-related news. In the financial sector, we continue to favor a few large global companies such as American International Group Inc. (2.3%), Citigroup Inc., American Express Co. (2.0%) and Morgan Stanley Dean Witter & Co. (2.7%), companies we believe to have expanding market positions, excellent management and above-average earnings growth.

     We expect above-trend earnings growth for the Fund in 2000 and 2001, and we believe the earnings growth of the Fund will exceed that of the S&P 500 Index. One risk to our expectations is the possibility of inflation emerging at higher levels than expected, leading the Federal Reserve to continue reining in the growth of money and credit in an attempt to slow the economy and maintain price stability.


                                                       - Jennison Associates LLC

The Preferred Group of Mutual Funds
                                INVESTMENT REVIEW



TOP TEN HOLDINGS:*                                 (% of total net assets)
-----------------------------------------------------------------------------
   1.    Pfizer Inc.                                        4.2%
-----------------------------------------------------------------------------
   2.    Intel Corp.                                        4.0%
-----------------------------------------------------------------------------
   3.    Citigroup Inc.                                     3.5%
-----------------------------------------------------------------------------
   4.    Hewlett Packard Co.                                3.4%
-----------------------------------------------------------------------------
   5.    Cisco Systems, Inc.                                3.4%
-----------------------------------------------------------------------------
   6.    Nokia Corp. ADR                                    3.4%
-----------------------------------------------------------------------------
   7.    Home Depot, Inc.                                   3.2%
-----------------------------------------------------------------------------
   8.    Vodafone AirTouch Plc ADR                          3.2%
-----------------------------------------------------------------------------
   9.    Viacom Inc.                                        3.1%
-----------------------------------------------------------------------------
  10.    Qwest Communications International Inc.            2.8%
-----------------------------------------------------------------------------

                    * Holdings listed are as of 6/30/00. Current holdings of any mutual fund are subject to change without notice.

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Growth Fund compared with the S&P 500 INDEX. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Growth Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

The Fund may be more concentrated and subject to greater risk than other common stock mutual funds having a greater number of holdings.



CUMULATIVE TOTAL RETURN:
                    Past     Past     Past       Since
                  6 Months  1 Year   5 Years   Inception*
 PREFERRED
 GROWTH FUND        3.93%   30.00%   234.74%    460.14%

 S&P 500 Index     -0.28%    7.49%   191.36%    322.76%

                                          * July 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                         Past       Past       Since
                        1 Year     5 Years   Inception*
 PREFERRED
 GROWTH FUND            30.00%     27.33%      24.02%

 S&P 500 Index           7.49%     23.85%      19.75%
                                         * July 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:
[Line chart]
              PREFERRED GROWTH FUND       S&P 500 INDEX
7/1/92                10000                   10000
12/31/92              11915                   10837
6/30/93               12425                   11359
12/31/93              13828                   11921
6/30/94               12468                   11514
12/31/94              13676                   12074
6/30/95               16733                   14510
12/31/95              17554                   16599
6/30/96               19237                   18291
12/31/96              20868                   20429
6/30/97               27732                   24612
12/31/97              27385                   27218
6/30/98               33003                   32046
12/31/98              37129                   35043
6/30/99               42991                   39331
12/31/99              53897                   42395
6/30/00               56014                   42276

                                                                   June 30, 2000
                                INVESTMENT REVIEW

PREFERRED VALUE FUND

INVESTMENT OBJECTIVE:
     The Preferred Value Fund seeks its objective of capital appreciation and current income by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

PORTFOLIO MANAGER PROFILE:
     ---------------------------------------------------------------------------
     PORTFOLIO MANAGER:  John G. Lindenthal
     ---------------------------------------------------------------------------
     TITLE:  Managing Director of Oppenheimer Capital
     ---------------------------------------------------------------------------
     LAST FIVE YEARS' EXPERIENCE: Portfolio Manager at Oppenheimer Capital. John has managed the Preferred Value Fund since its inception on July 1, 1992.
     ---------------------------------------------------------------------------
     EDUCATION: B.S., M.B.A.-- University of Santa Clara
     ---------------------------------------------------------------------------

DISCUSSION & ANALYSIS:
     For the year ended June 30, 2000, the Preferred Value Fund declined 5.19%, trailing the 7.49% gain of the S&P 500 Index. Since inception, the Fund has provided an average annual total return of 15.22%, compared to 19.75% for the Index.

     Relative to the performance of the overall market, the Fund's performance was disappointing. For much of the year, the stock markets were dominated by a relatively small number of growth-orientated technology stocks. The good news is that we had little trouble finding fundamentally strong businesses that met our value criteria. Positive signs began to emerge for the Fund in late March when it became apparent to us that investors were placing greater emphasis on stock valuations that are more closely tied to underlying business growth.

     Stocks that contributed to Fund performance during the period included Citigroup Inc., Intel Corp., Pharmacia Corp. and Arrow Electronics Inc. (3.0% of net assets). During the year, it was difficult to find technology stocks that met our valuation criteria. The resulting sector underweighting contributed to the Fund's underperformance relative to the S&P 500 Index.

     The Fund's holdings in Federal Home Loan Mortgage Corp. (Freddie Mac) also hurt performance, as investors perceived that higher interest rates negatively affect the earnings outlook for Freddie Mac. However, by hedging its interest rate bets, Freddie Mac has continued to increase earnings throughout wide swings in interest rates. We also believe the market has become overly concerned about rising political risk for Freddie Mac. In addition, our investments in Boeing Co. (2.8%), Textron Inc. (1.2%), Emerson Electric Co. (2.7%) and Minnesota Mining & Manufacturing Co. (2.1%) underperformed the overall markets.

     Near-term, the considerable volatility that has characterized the equity markets of late does not appear likely to abate. Large-cap value stocks, the Fund's area of emphasis, have lagged large-cap growth stocks by a significant margin for the past several years. This is an unusually long period for one investment style to trail the other, and we believe the chances are this will not always be the case. We believe history suggests that performance disparities between growth and value dissipate over time and that a well-conceived style of value investing, as part of a diversified portfolio, may deliver superior long-term performance while controlling risk. We do not know when value will return to favor. We do believe, however, that a shift is inevitable.


                                                           - Oppenheimer Capital

The Preferred Group of Mutual Funds
                                INVESTMENT REVIEW



-------------------------------------------------------------------------
 TOP TEN HOLDINGS:*                            (% of total net assets)
-------------------------------------------------------------------------
   1.          Citigroup Inc.                          6.2%
-------------------------------------------------------------------------
   2.          Intel Corp.                             5.1%
-------------------------------------------------------------------------
   3.          Sprint Corp.                            5.1%
-------------------------------------------------------------------------
   4.          Wells Fargo & Co.                       4.3%
-------------------------------------------------------------------------
   5.          Federal Home Loan Mortgage Corp.        4.2%
-------------------------------------------------------------------------
   6.          Pharmacia Corp.                         4.1%
-------------------------------------------------------------------------
   7.          Aflac Inc.                              3.9%
-------------------------------------------------------------------------
   8.          Morgan Stanley Dean Witter & Co.        3.9%
-------------------------------------------------------------------------
   9.          XL Capital Ltd. Class A                 3.8%
-------------------------------------------------------------------------
  10.          News Corp. Ltd. ADR                     3.6%
-------------------------------------------------------------------------

              * Holdings listed are as of 6/30/00. Current holdings of any mutual fund are subject to change without notice.

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Value Fund compared with the S&P 500 INDEX. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Value Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

The Fund may be more concentrated and subject to greater risk than other common stock mutual funds having a greater number of holdings.



CUMULATIVE TOTAL RETURN:
                    Past     Past     Past      Since
                  6 Months  1 Year   5 Years  Inception*
 PREFERRED
 VALUE FUND        -1.70%   -5.19%   111.07%   210.64%

 S&P 500 Index     -0.28%    7.49%   191.36%   322.76%
                                          * July 1, 1992



AVERAGE ANNUAL TOTAL RETURN:
                         Past       Past       Since
                        1 Year     5 Years   Inception*
 PREFERRED
 VALUE FUND             -5.19%     16.11%      15.22%

 S&P 500 Index           7.49%     23.85%      19.75%
                                         * July 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:
[Line chart]
              PREFERRED VALUE FUND        S&P 500 INDEX
7/1/92                10000                   10000
12/31/92              10980                   10837
6/30/93               11673                   11359
12/31/93              11945                   11921
6/30/94               11707                   11514
12/31/94              12001                   12074
6/30/95               14718                   14510
12/31/95              16258                   16599
6/30/96               18322                   18291
12/31/96              20712                   20429
6/30/97               24612                   24298
12/31/97              27218                   26515
6/30/98               30740                   32046
12/31/98              30311                   35043
6/30/99               32743                   39331
12/31/99              31600                   42395
6/30/00               31064                   42276

                                                                   June 30, 2000
                                INVESTMENT REVIEW

PREFERRED INTERNATIONAL FUND

INVESTMENT OBJECTIVE:
     The Preferred International Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.


PORTFOLIO MANAGER PROFILE:
     ---------------------------------------------------------------------------
     PORTFOLIO MANAGER:  Peter F. Spano, CFA
     ---------------------------------------------------------------------------
     TITLE: President, PXS Corp., General Partner, Mercator Asset Management(R), LP
     ---------------------------------------------------------------------------
     LAST FIVE YEARS' EXPERIENCE: Portfolio Manager at Mercator. Pete has managed the Preferred International Fund since its inception on July 1, 1992.
     ---------------------------------------------------------------------------
     EDUCATION: B.B.A.-- St. John's University; M.B.A.-- Baruch College (City University of New York); Chartered Financial Analyst
     ---------------------------------------------------------------------------


DISCUSSION & ANALYSIS:
     For the year ended June 30, 2000, the Preferred International Fund gained 14.15%, trailing the EAFE Index, which gained 17.44%. Since inception, the Fund has returned 11.42% on an average annual basis versus a 12.15% gain for its benchmark.

     On the economic front, global GDP growth continued to improve. Interest rates moved up as central banks continued to be concerned over inflation and accelerating economic growth. Currencies were relatively quiet but the euro proved to be much weaker than expected. Corporate profits improved nicely. Overall, the economic climate seems to be quite healthy, and there is hope that as the U.S. economy slows, both accelerating growth in Europe and the recovery in Japan will pick up the slack.

     Over the course of the year, the Fund's weighting in Japan increased from 9% to 25% as we identified a number of very attractive companies in the pharmaceutical, insurance and real estate industries. For the first time in many years, we have positions in Singapore and China.

     Fund performance was helped by a number of Japanese and European companies. Mergers and acquisitions also helped the Fund, as we received premium buy-out prices for Elf Aquitaine by Total Fina (France), National Westminster Bank by Royal Bank of Scotland (United Kingdom) and Pioneer International by Hanson Plc (United Kingdom). The Fund was hurt by negative performance in Germany and Korea, also we lost money in Electrolux AB Series B (1.8% of net assets) and Royal & Sun Alliance (2.0%). However, we took advantage of price weakness and added to some of these stocks based on their long-term fundamental attraction.

     On the sell side we eliminated a number of stocks based on valuation and/or deteriorating fundamentals. They include Cable & Wireless Optus (Australia), Mayne Nickless Ltd. (Australia), CSR Ltd. (Australia), Bouygues (France), Vopak and Stork (Netherlands), British Telecom (United Kingdom) and Rank Group and Allied Domecq Plc (United Kingdom). We also reduced a number of other profitable positions, the most significant being Japan's Sony Corp. (0.6%), based on high valuation.

     Looking ahead we may find some more bargains in Asia (excluding Japan), but selectivity will be key in identifying true bargains. Volatility will continue at least until there is a clear sign that interest rates have peaked. We believe our emphasis on fundamental analysis makes us well positioned for the investment environment ahead, and that our companies are attractively valued and should provide good earnings growth.



                                              - Mercator Asset Management(R), LP

The Preferred Group of Mutual Funds
                                INVESTMENT REVIEW

 TOP TEN HOLDINGS:*                                     (% of total net assets)
--------------------------------------------------------------------------------
   1.          Daiichi Pharmaceutical            Japan           3.7%
--------------------------------------------------------------------------------
   2.          Christian Dior                   France           3.3%
--------------------------------------------------------------------------------
   3.          Hitachi Ltd.                      Japan           3.2%
--------------------------------------------------------------------------------
   4.          Oriental Land Co. Ltd.            Japan           3.2%
--------------------------------------------------------------------------------
   5.          Bipop-Carire                      Italy           2.9%
--------------------------------------------------------------------------------
   6.          Mitsui Fudosan Co.                Japan           2.8%
--------------------------------------------------------------------------------
   7.          ING Groep NV                Netherlands           2.6%
--------------------------------------------------------------------------------
   8.          National Australia Bank       Australia           2.6%
--------------------------------------------------------------------------------
   9.          Bank Nova Scotia Halifax         Canada           2.6%
--------------------------------------------------------------------------------
  10.          Matsushita Electric Industries    Japan           2.5%
--------------------------------------------------------------------------------
                    * Holdings listed are as of 6/30/00. Current holdings of any mutual fund are subject to change without notice.


GEOGRAPHIC ALLOCATION:           (% of total net assets)
----------------------------------------------------------

 Japan                                  24.7%
----------------------------------------------------------
 United Kingdom                         12.2%
----------------------------------------------------------
 Switzerland                             9.0%
----------------------------------------------------------
 France                                  6.9%
----------------------------------------------------------
 Italy                                   6.6%
----------------------------------------------------------
 Sweden                                  6.1%
----------------------------------------------------------
 Netherlands                             5.8%
----------------------------------------------------------
 Canada                                  4.6%
----------------------------------------------------------
 Spain                                   4.0%
----------------------------------------------------------
 Germany                                 3.6%
----------------------------------------------------------
 South Korea                             2.8%
----------------------------------------------------------
 Australia                               2.6%
----------------------------------------------------------
 Finland                                 1.7%
----------------------------------------------------------
 Singapore                               1.7%
----------------------------------------------------------
 Argentina                               0.9%
----------------------------------------------------------
 New Zealand                             0.8%
----------------------------------------------------------
 China                                   0.7%
----------------------------------------------------------
 Others                                  5.3%
----------------------------------------------------------


PERFORMANCE:
The following information illustrates the historical performance of the Preferred International Fund compared with the EUROPE, AUSTRALASIA & FAR EAST
(EAFE) INDEX. The EAFE Index contains over 1,000 stocks from 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Risk Factors of Foreign Investments" in the current prospectus.)

The Fund may be more concentrated and subject to greater risk than other common stock mutual funds having a greater number of holdings.



CUMULATIVE TOTAL RETURN:
                       Past     Past     Past     Since
                     6 Months  1 Year   5 Years Inception*
 PREFERRED
 INTERNATIONAL FUND   -4.43%   14.15%   82.69%   137.60%

 EAFE Index           -3.95%   17.44%   73.34%   150.20%
                                            * July 1, 1992


AVERAGE ANNUAL TOTAL RETURN:
                         Past       Past       Since
                        1 Year     5 Years   Inception*
 PREFERRED
 INTERNATIONAL FUND     14.15%     12.81%     11.42%

 EAFE Index             17.44%     11.63%     12.15%
                                         * July 1, 1992


A $10,000 INVESTMENT SINCE INCEPTION:
[Line chart]
          Preferred International Fund      EAFE Index
7/1/92                10000                   10000
12/31/92               8419                    9779
6/30/93                9623                   12072
12/31/93              11915                   12999
6/30/94               12189                   14159
12/31/94              12305                   14047
6/30/95               13004                   14433
12/31/95              13526                   15668
6/30/96               14787                   16400
12/31/96              15845                   16664
6/30/97               18558                   18114
12/31/97              17007                   16918
6/30/98               19414                   19742
12/31/98              18704                   20464
6/30/99               20806                   21305
12/31/99              24860                   26049
6/30/00               23760                   25020

                                                                   June 30, 2000
                                INVESTMENT REVIEW

PREFERRED SMALL CAP FUND

INVESTMENT OBJECTIVE:
     The Preferred Small Cap Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.


PORTFOLIO MANAGER PROFILE:

     ---------------------------------------------------------------------------
     PORTFOLIO MANAGER: William C. McVail, CFA, leads an investment committee.
     ---------------------------------------------------------------------------
     TITLE: Senior Portfolio Manager/Security Analyst, Turner Investment Partners, Inc.
     ---------------------------------------------------------------------------
     LAST FIVE YEARS' EXPERIENCE: Portfolio Manager at PNC Equity Advisors before joining Turner in 1998. Bill assumed management of the Preferred Small Cap Fund in January 2000.
     ---------------------------------------------------------------------------
     EDUCATION: B.A. in Economics and B.A. in Psychology--Vassar College; Chartered Financial Analyst
     ---------------------------------------------------------------------------
     NOTE: Todd Sheridan, then Dave Bomberger, both of Caterpillar Investment Management Ltd., managed the Preferred Small Cap Fund prior to January 1, 2000.
     ---------------------------------------------------------------------------


DISCUSSION & ANALYSIS:
     For the year ended June 30, 2000, the Preferred Small Cap Fund gained 5.22%, trailing the Russell 2000 Growth Index and the Russell 2000 Index, which gained 28.39% and 14.33%, respectively. Since inception, the Fund has returned 9.51% on an average annual basis versus 15.59% for the Russell 2000 Growth Index and 14.17% for the Russell 2000 Index.

     The Russell 2000 Index achieved 90% of its annual gain during the fourth quarter of 1999 and closed December 31, 1999, at 504.75, an all-time record. Unfortunately for the Fund at that time, 1999 markets favored growth stocks over value stocks, and the Fund declined 2.52% for the six months ended December 31, 1999.

     On January 1, 2000, Caterpillar Investment Management Ltd. retained Turner Investment Partners, Inc. to manage the Fund's investments. At the same time, the Fund changed its investment philosophy from a value/core orientation to a growth orientation.

     For the six months ended June 30, 2000, the Turner-led Fund gained 7.94%, ahead of both the Russell 2000 Growth Index and the Russell 2000 Index, which gained 1.23% and 3.04%, respectively. Most of the Fund's gains came early and late in the period. In between, the Fund declined sharply, mirroring the markets. The Russell 2000 Index, for instance, lost 25% of its value from March 9 to April 14.

     During the past six months, six of the Fund's 10 sector positions outperformed their corresponding Index sectors, with investments in the technology and producer durables sectors--more than 40% of the Fund's holdings--contributing the most to performance. Detracting the most from performance was a negative return in the consumer-discretionary/services sector. The Fund's consumer holdings were victims of higher interest rates.

     We continue to emphasize the stocks of leading companies that, in our analysis, can sustain their earnings growth. In the market downturn during the past six months, the stocks that were hit hardest were those with the least solid fundamentals. In a market that has come to prize companies that can deliver earnings growth, we think the Preferred Small Cap Fund is particularly well positioned for the times ahead.


                                        - Caterpillar Investment Management Ltd.
                                              - Turner Investment Partners, Inc.

The Preferred Group of Mutual Funds
                                INVESTMENT REVIEW

 TOP TEN HOLDINGS:*                            (% of total net assets)
------------------------------------------------------------------------
   1.          DSP Group Inc.                          1.4%
------------------------------------------------------------------------
   2.          Natural Microsystems Corp.              1.3%
------------------------------------------------------------------------
   3.          Audio Codes Ltd.                        1.2%
------------------------------------------------------------------------
   4.          Insight Enterprises Inc.                1.2%
------------------------------------------------------------------------
   5.          Medicis Pharmaceutical Corp.            1.2%
------------------------------------------------------------------------
   6.          Techne Corp.                            1.2%
------------------------------------------------------------------------
   7.          Diamond Technology Partner Inc.         1.1%
------------------------------------------------------------------------
   8.          ISS Group Inc.                          1.1%
------------------------------------------------------------------------
   9.          Getty Images Inc.                       1.1%
------------------------------------------------------------------------
  10.          Proxicom Inc.                           1.0%
------------------------------------------------------------------------
             * Holdings listed are as of 6/30/00. Current holdings of any mutual fund are subject to change without notice.


PERFORMANCE:
On January 1, 2000, the Preferred Small Cap Fund gained a new subadviser and switched from a value/core orientation to a growth orientation. As a result, the Fund is now measured against the Russell 2000 Growth Index instead of the Russell 2000 Index.

The following information illustrates the historical performance of the Preferred Small Cap Fund compared with the RUSSELL 2000 GROWTH INDEX and the RUSSELL 2000 INDEX. The Russell 2000 Growth Index contains those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index contains the 2,000 smallest of the 3,000 largest U.S.-domiciled corporations, ranked by market capitalization.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Small Cap Fund's inception date was November 1, 1995. This report will provide five- and ten-year performance history in the future as the Fund matures.

Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.





CUMULATIVE TOTAL RETURN:
                    Past     Past     Past     Since
                  6 Months  1 Year   3 Years Inception*
 PREFERRED
 SMALL CAP FUND     7.94%    5.22%    5.12%   52.78%+

 Russell 2000
 Growth Index       1.23%   28.39%   57.38%   96.65%

 Russell 2000 Index 3.04%   14.33%   35.19%   85.63%

                                   *    November 1, 1995

+ Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.



AVERAGE ANNUAL TOTAL RETURN:

                         Past       Past       Since
                        1 Year     3 Years  Inception*

 Preferred               5.22%       1.68%    9.51%+
 Small Cap Fund

 Russell 2000
 Growth Index           28.39%     16.32%     15.59%

 Russell 2000 Index     14.33%     10.57%     14.17%

                                      * November 1, 1995

+ Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.



A $10,000 INVESTMENT SINCE INCEPTION:
[Line chart]

            PREFERRED SMALL CAP FUND   RUSSELL 2000 INDEX     RUSSELL 2000 GROWTH INDEX
11/1/95               10000                   10000                    10000
12/31/95              10506                   10695                    10673
6/30/96               11267                   11804                    11946
12/31/96              12653                   12460                    11875
6/30/97               14534                   13731                    12495
12/31/97              16629                   15246                    13411
6/30/98               17942                   15997                    14143
12/31/98              15797                   14858                    13576
6/30/99               14487                   16237                    15316
12/31/99              14156                   18016                    19426
6/30/00               15278                   18563                    19665

                                                                   June 30, 2000
                                INVESTMENT REVIEW

PREFERRED ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE:
     The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.


PORTFOLIO MANAGERS PROFILES:

      MELLON CAPITAL MANAGEMENT CORPORATION

      PORTFOLIO MANAGER:  Thomas B. Hazuka
-------------------------------------------------------------------------------
      TITLE:  Executive Vice President and Chief Investment
      Officer, Mellon Capital Management Corporation
-------------------------------------------------------------------------------
      LAST FIVE YEARS' EXPERIENCE:  Portfolio Manager at
      Mellon Capital. Tom has been involved in the management
      of the Preferred Asset Allocation Fund since its
      inception on July 1, 1992.
-------------------------------------------------------------------------------
      EDUCATION:  B.S.-- Stevens Institute of Technology;
      M.B.A.-- University of Connecticut;
      Ph.D.-- Stanford University
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      PANAGORA ASSET MANAGEMENT

      PORTFOLIO MANAGER:  Edgar E. Peters
-------------------------------------------------------------------------------
      TITLE:  Director, Asset Allocation and Chief Investment
      Strategist, PanAgora Asset Management, Inc.
-------------------------------------------------------------------------------
      LAST FIVE YEARS' EXPERIENCE:  Portfolio Manager at
      PanAgora Asset Management. Ed has been involved in
      the management of the Preferred Asset Allocation Fund
      since its inception on July 1, 1992.
-------------------------------------------------------------------------------
      EDUCATION:  B.S.-- Montclair State College;
      M.B.A.-- Rutgers University
-------------------------------------------------------------------------------



DISCUSSION & ANALYSIS:

     The Preferred Asset Allocation Fund gained 5.60% for the year ended June 30, 2000. By comparison, the Fund's blended benchmark and the S&P 500 returned 7.43% and 7.49% respectively. Since inception, the Fund has had an average annual return of 14.44% versus 15.83% for its blended benchmark and 19.75% for the S&P 500.

     Economic growth remained strong during the third calendar quarter of 1999. During September 1999, manufacturing orders surged to levels last seen just prior to the Asian crisis of 1997. The unemployment rate remained low and ended the quarter at 4.2%. Worried about the potential for inflation, the Federal Reserve chose to raise the Federal Funds rate by .25% to 5.25%.

     The economy continued on its path of solid growth with low inflation during the fourth calendar quarter of 1999. Personal consumption, which accounts for two-thirds of economic activity, accelerated during the quarter, and consumer confidence rose to a 31-year high. The jobless rate fell to a 30-year low of 4.1%. Inflation, as measured by the year-over-year change in the core consumer price index, ended the year at a 33-year low of 1.9%.

     Bonds significantly outperformed stocks and the current economic expansion became the longest in U.S. history during the first quarter of 2000. The stock market hit new highs in early January and then experienced extreme volatility and a substantial sell-off that lasted until mid-May. The Federal Reserve raised the Federal Funds rate twice during the quarter, achieving a level of 6.0%. However, by quarter's end, there was little evidence that higher rates had slowed the rate of economic expansion.

The Preferred Group of Mutual Funds

                                INVESTMENT REVIEW

     Bonds again outperformed stocks in the second quarter of 2000 as the unemployment rate declined to a new 30-year low of 3.9%. The Federal Reserve raised interest rates by .50% to 6.5%--a nine-year high. Although the economy remained strong, there were emerging signs of moderation in the pace of growth during May and June 2000.

     The Fund made several adjustments throughout the fiscal year in response to the relative valuations of the stock and bond markets. However, on a risk-adjusted basis, we continue to favor a slightly larger allocation to bonds.

                                                     - Mellon Capital Management
                                                     - PanAgora Asset Management


-----------------------------------------------------

 Portfolio Allocation*               (% of portfolio)
-----------------------------------------------------
                    6/30/00   12/31/99  6/30/99
-----------------------------------------------------
   Stocks             31%        35%       44%
-----------------------------------------------------
   Bonds              55%        56%       34%
-----------------------------------------------------
   Short-Term         14%         9%       22%
   (maturities less than one year)
-----------------------------------------------------

* Allocations do not consider the effect of futures contracts.
       See Note 4 of the notes to the financial statements for
                      open futures contracts at June 30, 2000.


PERFORMANCE:
The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 INDEX; 30% - LEHMAN BROTHERS LONG-TERM TREASURY INDEX; AND 5% - 90-DAY TREASURY BILLS. The S&P 500 INDEX is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The LEHMAN BROTHERS LONG-TERM TREASURY INDEX is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-DAY TREASURY BILL benchmark is a performance calculation using recently issued 90-Day Treasury Bills. The performance of the Asset Allocation Fund is also compared with the S&P 500 INDEX.

The Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term investments.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Asset Allocation Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.





CUMULATIVE TOTAL RETURN:

                    Past     Past     Past       Since
                  6 Months  1 Year   5 Years   Inception*

 PREFERRED ASSET
 ALLOCATION FUND    6.05%    5.60%   115.71%    194.33%

 65/30/5 Benchmark  2.76%    7.43%   129.35%    223.95%

 S&P 500 Index     -0.28%    7.49%   191.36%    322.76%
                                        * July 1, 1992




AVERAGE ANNUAL TOTAL RETURN:

                         Past       Past       Since
                        1 Year     5 Years  Inception*
 PREFERRED ASSET
 ALLOCATION FUND         5.60%     16.62%     14.44%

 65/30/5 Benchmark       7.43%     18.06%     15.83%

 S&P 500 Index           7.49%     23.85%     19.75%
                                      * July 1, 1992




A $10,000 INVESTMENT SINCE INCEPTION:
[Line chart]

         Preferred Asset Allocation Fund       65/30/5 Benchmark       S&P 500 Index
7/1/92                10000                          10000                 10000
12/31/92              10731                          10781                 10837
6/30/93               11357                          11523                 11359
12/31/93              11869                          12057                 11921
6/30/94               11212                          11483                 11514
12/31/94              11563                          11848                 12074
6/30/95               13643                          14057                 14510
12/31/95              15354                          15849                 16599
6/30/96               16132                          16429                 18291
12/31/96              17685                          18021                 20429
6/30/97               19521                          20789                 24612
12/31/97              21384                          23054                 27218
6/31/98               23784                          26167                 32046
12/31/98              27161                          28497                 35043
6/30/99               27879                          30153                 39331
12/31/99              27755                          31526                 42395
6/30/00               29433                          32395                 42276


                                                                   June 30, 2000
                                INVESTMENT REVIEW

PREFERRED FIXED INCOME FUND

INVESTMENT OBJECTIVE:
     The Preferred Fixed Income Fund seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.


PORTFOLIO MANAGER PROFILE:

      PORTFOLIO MANAGER:  E. Luke Farrell
-------------------------------------------------------------------------------
      TITLE:  Vice President, Fixed Income Portfolio Manager,
      J.P. Morgan Investment Management Inc.
-------------------------------------------------------------------------------
      LAST FIVE YEARS' EXPERIENCE: Prior to joining Morgan's
      portfolio management group, Luke traded fixed
      income securities for the firm. He assumed primary
      responsibility for management of the Preferred
      Fixed Income Fund in February 2000.
-------------------------------------------------------------------------------
      EDUCATION:  B.S.-- University of Virginia
-------------------------------------------------------------------------------
      NOTE:  Paul Zemsky, CFA, managed the Preferred
      Fixed Income Fund before February 2000.
-------------------------------------------------------------------------------

DISCUSSION & ANALYSIS:
     The Preferred Fixed Income Fund returned 3.62% for the year ended June 30, 2000, compared to 4.50% for the Salomon Bros. Broad Investment Grade (BIG) Index. Since inception, the Fund has returned 6.17% versus a 6.74% return for the benchmark.

     Tight labor markets, strong consumer spending and strength in the equity markets prompted the Federal Reserve to tighten monetary policy twice in the second half of 1999. Bond yields ended 1999 sharply higher as investors anticipated tighter monetary policy after the Y2K turn.

     And the Federal Reserve did continue to tighten monetary policy during the first half of 2000. The subsequent U.S. Treasury announcement that it would begin repurchasing outstanding long Treasury bonds precipitated an inversion of the Treasury yield curve that would persist through the end of June. Meanwhile, investment grade corporate debt reached the highest spread level in 81 years outside of recession.

     Our focus for most of the past year has been on liquidity and Treasury securities. Early last year we were overweight treasuries, sold into the fourth quarter, then repurchased Treasuries in the beginning of this year up to a level approaching a 50% allocation. Duration of the portfolio was short through the second half of 1999 but was moved to a long position early in January, where it remained through the fiscal year. The corporate sector was reduced significantly over the entire period.

     We believe that global growth has reached its peak. Going forward, we expect the U.S. economy to arrive at a "soft landing" slowdown, with GDP growth below 4% in upcoming months and inflation pressures controlled. While we believe Fed tightening is nearly complete, a final move of .25% year's end is possible. With the exception of short rates being affected by further Fed moves, we believe interest rates shouldn't change much from current levels.

     We plan to continue reducing our underweight in the corporate sector, but remain cautious due to the sector's illiquidity, performance sensitivity to new issue supply and increased event risk in a slowing economy. Emerging market debt continues its volatility, and our approach will be to moderate this instability with an opportunistic focus. As we approach a new quarter, we have moved to a neutral position in our duration and yield curve.



                                        - J.P. Morgan Investment Management Inc.

The Preferred Group of Mutual Funds
                                INVESTMENT REVIEW


PORTFOLIO STATISTICS:               (as of June 30, 2000)
   Portfolio Holdings                         115
--------------------------------------------------------
   Average Maturity                    17.6 years
--------------------------------------------------------
   Average Duration                     5.2 years
--------------------------------------------------------
   Average Quality                            AAA
--------------------------------------------------------
   Allocation (% of portfolio*):
--------------------------------------------------------
      Treasury                                13%
--------------------------------------------------------
      Corporates                              11%
--------------------------------------------------------
      Mortgages/Asset-Backed                  65%
--------------------------------------------------------
      Foreign Corporates & Govt.               2%
--------------------------------------------------------
      Short-Term                               9%
      (maturities less than one year)
--------------------------------------------------------

*Allocations do not consider the effect of futures contracts.
          See Note 4 of the notes to the financial statements for open futures contracts at June 30, 2000.

PERFORMANCE:
The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the SALOMON BROTHERS BROAD INVESTMENT GRADE (BIG) INDEX. The Index contains 5,000 U.S. Treasury, Agency, Mortgage and Corporate Bonds. Credit quality must be investment grade (AAA-BBB by Standard & Poor's).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Fixed Income Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.





CUMULATIVE TOTAL RETURN:

                    Past     Past     Past      Since
                  6 Months  1 Year   5 Years  Inception*

 PREFERRED FIXED
 INCOME FUND        2.64%    3.62%   29.21%     61.44%
 Salomon Bros.
 BIG Index          3.92%    4.50%   35.28%     68.46%

                                       * July 1, 1992




AVERAGE ANNUAL TOTAL RETURN:

                         Past       Past       Since
                        1 Year     5 Years  Inception*
 PREFERRED FIXED
 INCOME FUND             3.62%      5.26%      6.17%
 Salomon Bros.           4.50%      6.23%      6.74%
 BIG Index
                                       * July 1, 1992

A $10,000 INVESTMENT SINCE INCEPTION:
           Preferred Fixed Income Fund    Salomon Bros. BIG Index
7/1/92                10000                        10000
12/31/92              10471                        10461
6/30/93               11259                        11198
12/31/93              11549                        11496
6/30/94               11207                        11065
12/31/94              11273                        11169
6/30/95               12494                        12454
12/31/95              13264                        13238
6/30/96               13009                        13071
12/31/96              13660                        13717
6/30/97               14101                        14138
12/31/97              14814                        15038
6/30/98               15416                        15634
12/31/98              15848                        16348
6/30/99               15578                        16121
12/31/99              15730                        16211
6/30/00               16144                        16846

                                                                   June 30, 2000
                                INVESTMENT REVIEW

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE:
     The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.


PORTFOLIO MANAGER PROFILE:

      PORTFOLIO MANAGER:  Charles T. (C.T.) Urban, III, CFA
-------------------------------------------------------------------------------
      TITLE:  Senior Portfolio Manager, Caterpillar
      Investment Management Ltd. (CIML)
-------------------------------------------------------------------------------
      LAST FIVE YEARS' EXPERIENCE:  Vice President and Senior
      Portfolio Manager for the Windsor Financial Group
      in Minneapolis. C.T. assumed management of the
      Preferred Short-Term Government Securities Fund
      on November 1, 1999.
-------------------------------------------------------------------------------
      EDUCATION:  B.S.-- University of North Carolina;
      M.B.A.--University of Minnesota; Chartered
      Financial Analyst
-------------------------------------------------------------------------------
      NOTE:  Todd Sheridan, then Dave Bomberger, both of
      Caterpillar Investment Management Ltd., managed
      the Preferred Short-Term Government Securities Fund
      prior to November 1999.
-------------------------------------------------------------------------------


DISCUSSION & ANALYSIS:
     The Preferred Short-Term Government Securities Fund returned 4.46% for the year ended June 30, 2000 compared to a return of 4.91% for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the Fund has achieved an average annualized return of 4.64% versus 5.58% for the benchmark.

     As interest rates increased, in part due to the increase in short-term target rates by the Federal Reserve, the Fund's performance trailed the benchmark. The Fund carried a longer duration than that of the benchmark during this period. Late in 1999, management of the Fund became more defensive with less emphasis on timing interest rate movements and more emphasis on the income component of total return. Performance relative to the benchmark improved but was hampered by the sharp widening in yield spreads endured by the debt and related instruments of various government-sponsored enterprises. The possibility of a bill in Congress changing or restricting the way some agencies conducted business caused two-year agency yield spreads to widen by as much as 35 basis points during this period. While we gradually added new positions to the portfolio, yield spreads remained slightly wider than our initial entry points.

     During the past nine months, we also emphasized securities with current amortizing structures in order to take advantage of what we felt would be rising short-term rates. The yield on the two-year Treasury note rose from 6.20% at the end of 1999 to 6.90% in mid-May and finished the period at 6.36%. At fiscal year end, the portfolio had a duration of 1.61 versus 1.62 for the benchmark. The portfolio allocation was 66% agency debentures, 27% agency mortgage-backed securities, 6% Treasury notes and 1% cash equivalents.

     We believe the 1.75% increase in the Fed Funds target rate and the resulting effect on market rates has started to cool the growth rate of the domestic economy. With the Fed's rate increase in May and a possible peak to inflation in June, further rate hikes by the Fed may not be needed. While we don't necessarily expect a sharp downward movement in rates, the situation does lead us to believe that volatility should decrease and spreads should start to narrow. Therefore, given current yield spread levels, expect to continue to emphasize short-maturity government agency debt and mortgage securities which we believe will improve the performance of the Fund.


                                        - Caterpillar Investment Management Ltd.

The Preferred Group of Mutual Funds

                                INVESTMENT REVIEW

-------------------------------------------------------------------------------
 PORTFOLIO STATISTICS:            (as of June 30, 2000)
-------------------------------------------------------------------------------
   Portfolio Holdings                         40
-------------------------------------------------------------------------------
   Average Maturity                    1.9 years
-------------------------------------------------------------------------------
   Average Duration                    1.6 years
-------------------------------------------------------------------------------


PERFORMANCE:
The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the MERRILL LYNCH 1-3 YEAR TREASURY INDEX. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.




CUMULATIVE TOTAL RETURN:

                    Past     Past     Past       Since
                  6 Months  1 Year   5 Years   Inception*

 PREFERRED SHORT-TERM
 GOVERNMENT
 SECURITIES FUND    2.82%    4.46%   26.81%     43.76%

 ML 1-3 Yr.
 Treasury Index     2.99%    4.91%   32.32%     54.38%

                                        * July 1, 1992


AVERAGE ANNUAL TOTAL RETURN:

                         Past       Past       Since
                        1 Year     5 Years  Inception*
 PREFERRED SHORT-TERM
 GOVERNMENT
 SECURITIES FUND         4.46%      4.87%      4.64%

 ML 1-3 Yr.
 Treasury Index          4.91%      5.76%      5.58%

                                      * July 1, 1992




A $10,000 INVESTMENT SINCE INCEPTION:
[Line chart]
      Preferred Short-Term Gov't. Sec. Fund   ML 1-3 Yr. Treasury Index
7/1/92                10000                             10000
12/31/92              10261                             10317
6/30/93               10632                             10658
12/31/93              10833                             10875
6/30/94               10723                             10830
12/31/94              10757                             10938
6/30/95               11336                             11666
12/31/95              11735                             12140
6/30/96               11914                             12303
12/31/96              12287                             12744
6/30/97               12606                             13111
12/31/97              13046                             13593
6/30/98               13327                             14003
12/31/98              13667                             14544
6/30/99               13762                             14714
12/31/99              13982                             14989
6/30/00               14376                             15438

                                                                   June 30, 2000
                                INVESTMENT REVIEW

PREFERRED MONEY MARKET FUND

INVESTMENT OBJECTIVE:
     The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.


PORTFOLIO MANAGER PROFILE:

      PORTFOLIO MANAGER:  Mark Settles
-------------------------------------------------------------------------------
      TITLE:  Fixed Income Portfolio Manager,
      J.P. Morgan Investment Management Inc.
-------------------------------------------------------------------------------
      LAST FIVE YEARS' EXPERIENCE: Product Portfolio Manager
      of Morgan's Short Term Fixed Income group. Mark
      assumed responsibility for management of the
      Preferred Money Market Fund on January 1, 2000.
-------------------------------------------------------------------------------
      EDUCATION:  B.A.-- Columbia University;
      M.B.A.--Northwestern University
-------------------------------------------------------------------------------
      NOTE:  Robert (Skip) R. Johnson managed the
      Preferred Money Market Fund before January 2000.
-------------------------------------------------------------------------------


DISCUSSION & ANALYSIS:
     The Preferred Money Market Fund returned 5.45% for the year ended June 30, 2000, compared to a 5.22% return for IBC's Money Fund Report Average/All Taxable. Since inception, the Fund's average annual return has been 4.63% versus 4.48% for the benchmark.

     The Federal Reserve raised the Fed Funds rate by .25% in August 1999 and another .25% in November 1999. Non-Treasury, or "spread sector" spreads widened as issuance increased in anticipation of Y2K. Meanwhile, investors showed increased risk aversion stemming from Y2K and Fed policy-related fears. We maintained a barbell strategy in the fourth quarter of 1999, remaining liquid and capturing higher yields at the longer end of the curve.

     During the first quarter of 2000, the U.S. Treasury announced it would buy back longer-dated securities, reduce issuance, and review the federal guarantee of government-sponsored entities (GSEs). The U.S. Treasury curve flattened dramatically under these influences. Spreads on non-Treasury sectors came under pressure on the widening gap between Treasury and corporate supply. Additional pressure on spreads came in the form of aggressive borrowing spurred by productivity growth, putting upward pressure on borrowing rates at the same time Treasury yields were falling.

     Strong economic data continued into April and the Federal Reserve responded with a .50% rate increase in May. Spreads rallied briefly after the .50% rate hike, but retreated on a month of record investment-grade supply in June. Short-dated asset-backed and CMBS securities were the outliers as they performed well largely on low fixed rate supply. The U.S. Treasury curve has disinverted in response and the two-year note is now trading through the Fed Funds target of 6.5%. The environment for spread product has also improved as market sentiment suggests the Fed is on hold for the near term.

     We believe the recent slowdown is not a temporary event and that the tightening in credit conditions will continue to moderate economic activity. Inflation appears contained and corporate earnings can be expected to wane under these conditions. We will continue to look to add to our asset-backed holdings and modestly extend the weighted average maturity of the portfolio, as we believe economic data will continue to point to a soft landing for the U.S. economy.


                                        - J.P. Morgan Investment Management Inc.

The Preferred Group of Mutual Funds
                                INVESTMENT REVIEW


PERFORMANCE:

The following information illustrates the historical performance of the Preferred Money Market Fund compared to IBC'S MONEY FUND REPORT AVERAGE/ALL TAXABLE. This benchmark is used for taxable money market funds.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Money Market Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the Fund matures.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


CUMULATIVE TOTAL RETURN:

                   PAST     7-DAY CURRENT     PAST    PAST         SINCE
                 6 MONTHS     YIELD++       1 YEAR  5 YEARS     INCEPTION*

 PREFERRED MONEY
 MARKET FUND       2.86%       6.23%         5.45%   29.09%+       43.63%+

 IBC's Money Fund
 Report Avg./      2.74%       5.96%         5.22%   27.82%        42.03%
 All Taxable
                                                                * July 1, 1992

                        + Total return would have been lower if a portion of the
                              management fee (0.15%) had not been waived for the
                                period January 1, 1993 through October 31, 1995.

          + + The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the Fund than does the total return quotation. The yield for IBC's Money Fund Report Avg./All Taxable represents the seven-day current yield as of June 30, 2000.


AVERAGE ANNUAL TOTAL RETURN:

                         Past       Past       Since
                        1 Year    5 Years   Inception*
 PREFERRED MONEY
 MARKET FUND             5.45%     5.24%+     4.63%+

 IBC's Money Fund
 Report Avg./
 All Taxable             5.22%     5.03%      4.48%
                                        * July 1, 1992

+ Total return would have been lower if a portion of the
      management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.


A $10,000 INVESTMENT SINCE INCEPTION:
[Line chart]

           Preferred Money Market Fund        IBC's Money Fund Report Avg/All Taxable
7/1/92                10000                                    10000
12/31/92              10140                                    10148
6/30/93               10271                                    10284
12/31/93              10406                                    10422
6/30/94               10569                                    10583
12/31/94              10814                                    10813
6/30/95               11126                                    11113
12/31/95              11438                                    11407
6/30/96               11719                                    11690
12/31/96              12018                                    11974
6/30/97               12319                                    12259
12/31/97              12638                                    12579
6/30/97               12986                                    12896
12/31/98              13318                                    13211
6/30/99               13621                                    13499
12/31/99              13963                                    13824
6/30/00               14363                                    14203


                                                                   June 30, 2000
STATEMENTS OF ASSETS & LIABILITIES

JUNE 30, 2000
                                                                GROWTH               VALUE           INTERNATIONAL
ASSETS
  Investments at value                                        $830,651,442        $331,124,815       $327,720,244
  Short-term obligations                                        10,610,000           7,972,420          7,726,000
  Cash.                                                                522                                    213
  Foreign currency at value                                                                               587,464
  Receivable for investments sold                                1,305,292           1,351,830          1,868,139
  Receivable for fund shares sold                                7,613,856             874,967          6,471,219
  Receivable for variation margin
  Dividends and interest receivable                                288,299             238,186          1,494,658
  Foreign tax reclaim receivable                                                                          451,001
  Prepaid expenses and other assets                                  4,005                  86              3,036
                                                            --------------      --------------      -------------
       Total assets                                            850,473,416         341,562,304        346,321,974
                                                            --------------      --------------      -------------
LIABILITIES
  Payable for investments purchased                              1,930,731
  Payable for fund shares redeemed                               3,001,377                 874             26,084
  Payable for distributions
  Payable for:
     Management fees                                               518,224             219,354            270,570
     Audit fees                                                     21,636              18,484             23,357
     Custodian fees                                                 17,206               7,367             50,842
     Legal fees                                                     12,098               6,053              5,321
     Trustees' fees                                                  9,752               2,721
     Transfer agent fees                                            37,047              25,206             19,187
     Other fees                                                      9,661              10,200              6,640
                                                            --------------      --------------      -------------
          Total liabilities                                      5,557,732             290,259            402,001
                                                            --------------      --------------      -------------
  Net assets                                                  $844,915,684        $341,272,045       $345,919,973
                                                            ==============      ==============      =============
  Shares of beneficial interest outstanding                     31,972,277          15,544,411         19,100,555
                                                            ==============      ==============      =============
  Offering and redemption price per share                           $26.43              $21.95             $18.11
                                                            ==============      ==============      =============
COMPOSITION OF NET ASSETS:
  Paid-in capital                                             $455,049,940        $180,955,534       $230,852,370
  Undistributed net investment income                                                1,029,659          6,329,013
  Accumulated net realized gains (losses) on
     investments, futures, forwards, and foreign currency      132,255,965          22,682,329         31,231,990
  Net unrealized appreciation (depreciation) on:
     Investments                                               257,609,779         136,604,523         77,503,725
     Futures
     Foreign denominated other assets,
        liabilities & currency                                                                              2,875
                                                            --------------      --------------      -------------
  Net assets                                                  $844,915,684        $341,272,045       $345,919,973
                                                            ==============      ==============      =============
  Investments and short-term obligations at cost              $583,651,663        $202,492,712       $257,942,519
  Foreign currency holdings at cost                                                                       584,243



  See notes to financial statements


                                       22




The Preferred Group of Mutual Funds
                                              STATEMENTS OF ASSETS & LIABILITIES


                                                                                      ASSET              FIXED
                                                                SMALL CAP          ALLOCATION           INCOME
ASSETS
  Investments at value                                        $116,133,265        $184,730,508        $161,273,341
  Short-term obligations                                         6,883,068          29,486,540          16,319,163
  Cash.                                                                                  8,355               1,003
  Foreign currency at value
  Receivable for investments sold                                5,337,120               8,459
  Receivable for fund shares sold                                  463,910             492,404             128,583
  Receivable for variation margin                                                      244,381                 375
  Dividends and interest receivable                                 22,537           2,117,335           1,722,451
  Foreign tax reclaim receivable
  Prepaid expenses and other assets                                  5,467                 760               1,426
                                                            --------------      --------------      --------------
       Total assets                                            128,845,367         217,088,742         179,446,342
                                                            --------------      --------------      --------------
LIABILITIES
  Payable for investments purchased                             10,323,133             165,656          11,752,837
  Payable for fund shares redeemed                                                       8,125                 409
  Payable for distributions                                                             10,093               1,089
  Payable for:
     Management fees                                                91,504             124,060              68,212
     Audit fees                                                     17,430              22,668              19,095
     Custodian fees                                                  8,503              16,624              12,389
     Legal fees                                                      1,771               3,265                 619
     Trustees' fees                                                                                          1,028
     Transfer agent fees                                             6,401              17,613              11,754
     Other fees                                                      8,046               9,798               4,679
                                                            --------------      --------------      --------------
          Total liabilities                                     10,456,788             377,902          11,872,111
                                                            --------------      --------------      --------------
  Net assets                                                  $118,388,579        $216,710,840        $167,574,231
                                                            ==============      ==============      ==============
  Shares of beneficial interest outstanding                      9,356,179          12,925,096          17,622,567
                                                            ==============      ==============      ==============
  Offering and redemption price per share                           $12.65              $16.77               $9.51
                                                            ==============      ==============      ==============
COMPOSITION OF NET ASSETS:
  Paid-in capital                                             $113,513,221        $162,583,426        $179,299,486
  Undistributed net investment income                                                                       46,933
  Accumulated net realized gains (losses) on
     investments, futures, forwards, and foreign currency       (6,967,957)         23,768,245         (10,823,769)
  Net unrealized appreciation (depreciation) on:
     Investments                                                11,843,315          30,901,025            (834,863)
     Futures                                                                          (541,856)           (113,535)
     Foreign denominated other assets,
        liabilities & currency                                                                                 (21)
                                                            --------------      --------------      --------------
  Net assets                                                  $118,388,579        $216,710,840        $167,574,231
                                                            ==============      ==============      ==============
  Investments and short-term obligations at cost              $111,173,018        $183,316,023        $178,427,367
  Foreign currency holdings at cost


                                                               SHORT-TERM            MONEY
                                                               GOVERNMENT            MARKET
ASSETS
  Investments at value                                         $68,772,045
  Short-term obligations                                         2,108,236        $147,304,321
  Cash.                                                                                    853
  Foreign currency at value
  Receivable for investments sold
  Receivable for fund shares sold                                   48,370             824,489
  Receivable for variation margin
  Dividends and interest receivable                                948,219           1,103,031
  Foreign tax reclaim receivable
  Prepaid expenses and other assets                                                      1,627
                                                            --------------      --------------
       Total assets                                             71,876,870         149,234,321
                                                            --------------      --------------
LIABILITIES
  Payable for investments purchased
  Payable for fund shares redeemed                                      95           5,195,084
  Payable for distributions                                            103                 410
  Payable for:
     Management fees                                                20,487              33,640
     Audit fees                                                     20,987              16,372
     Custodian fees                                                  6,593               8,199
     Legal fees                                                        945               2,065
     Trustees' fees                                                    154                 185
     Transfer agent fees                                             5,558              13,537
     Other fees                                                      1,513                  56
                                                            --------------      --------------
          Total liabilities                                         56,435           5,269,548
                                                            --------------      --------------
  Net assets                                                   $71,820,435        $143,964,773
                                                            ==============      ==============
  Shares of beneficial interest outstanding                      7,549,218         143,964,773
                                                            ==============      ==============
  Offering and redemption price per share                            $9.51               $1.00
                                                            ==============      ==============
COMPOSITION OF NET ASSETS:
  Paid-in capital                                              $74,528,797        $143,964,773
  Undistributed net investment income                               14,000
  Accumulated net realized gains (losses) on
     investments, futures, forwards, and foreign currency       (2,443,395)
  Net unrealized appreciation (depreciation) on:
     Investments                                                  (278,967)
     Futures
     Foreign denominated other assets,
        liabilities & currency
                                                            --------------      --------------
  Net assets                                                   $71,820,435        $143,964,773
                                                            ==============      ==============
  Investments and short-term obligations at cost               $71,159,248        $147,304,321
  Foreign currency holdings at cost


                                                                   June 30, 2000
STATEMENTS OF OPERATIONS

FISCAL YEAR ENDED
JUNE 30, 2000                                                    GROWTH              VALUE           INTERNATIONAL
INVESTMENT INCOME
  Dividends                                                 $    3,232,026        $  5,178,949         $11,797,631
  Interest                                                         834,862             501,716           1,032,052
                                                            --------------      --------------      --------------
                                                                 4,066,888           5,680,665          12,829,683
  Less foreign taxes withheld at source                            (48,654)            (54,982)           (932,290)
                                                            --------------      --------------      --------------
     Total income                                                4,018,234           5,625,683          11,897,393
                                                            --------------      --------------      --------------
Expenses
  Management fees                                                5,722,528           2,815,825           3,196,471
  Audit fees                                                        37,000              32,000              38,000
  Custodian fees                                                   161,000              88,000             597,000
  Registration fees                                                  7,000              13,000              15,000
  Legal fees                                                        81,000              37,000              35,000
  Trustees' fees                                                    27,000              17,000              12,000
  Transfer agent fees                                              287,000             192,000             129,000
  Insurance fees                                                    14,000               9,000               6,000
  Other expenses                                                    47,000              30,000              23,000
                                                            --------------      --------------      --------------
     Total expenses                                              6,383,528           3,233,825           4,051,471
                                                            --------------      --------------      --------------
        Net investment income (loss)                            (2,365,294)          2,391,858           7,845,922
                                                            --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments                                               169,909,461          26,645,750          35,268,014
     Futures
     Forward contracts
     Foreign denominated other assets,
         liabilities & currency                                                                           (782,271)
  Change in net unrealized appreciation
     (depreciation) on:
     Investments                                                29,437,309         (51,695,979)          4,084,273
     Futures
     Forward contracts
     Foreign denominated other assets,
        liabilities & currency                                                                              22,810
                                                            --------------      --------------      --------------
             Net gain (loss)                                   199,346,770         (25,050,229)         38,592,826
                                                            --------------      --------------      --------------

  Net increase (decrease) in net assets
     resulting from operations                                $196,981,476        ($22,658,371)        $46,438,748
                                                            ==============      ==============      ==============


  See notes to financial statements


                                       24

The Preferred Group of Mutual Funds
                                                                        STATEMENTS OF OPERATIONS

FISCAL YEAR ENDED                                                                    ASSET              FIXED
JUNE 30, 2000                                                 SMALL CAP           ALLOCATION            INCOME
INVESTMENT INCOME
  Dividends                                                      $ 750,197        $  1,045,412
  Interest                                                          15,524           8,439,051         $11,833,425
                                                            --------------      --------------      --------------
                                                                   765,721           9,484,463          11,833,425
  Less foreign taxes withheld at source                             (2,197)             (4,783)
                                                            --------------      --------------      --------------
     Total income                                                  763,524           9,479,680          11,833,425
                                                            --------------      --------------      --------------
Expenses
  Management fees                                                  932,520           1,554,952             866,460
  Audit fees                                                        30,000              37,000              33,000
  Custodian fees                                                   106,000             196,000             139,000
  Registration fees                                                 12,000               9,000              12,000
  Legal fees                                                        23,000              22,000              15,000
  Trustees' fees                                                     3,000               8,000               7,000
  Transfer agent fees                                               48,000             128,000              79,000
  Insurance fees                                                     2,000               5,000               4,000
  Other expenses                                                    17,000              22,000              16,000
                                                            --------------      --------------      --------------
     Total expenses                                              1,173,520           1,981,952           1,171,460
                                                            --------------      --------------      --------------
        Net investment income (loss)                              (409,996)          7,497,728          10,661,965
                                                            --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments                                                 8,459,666          29,045,640          (9,690,573)
     Futures                                                                        (3,587,434)            619,416
     Forward contracts                                                                                     104,235
     Foreign denominated other assets,
         liabilities & currency                                                                               (687)
  Change in net unrealized appreciation
     (depreciation) on:
     Investments                                                (3,485,987)        (22,586,883)          4,400,994
     Futures                                                                           769,825             (51,139)
     Forward contracts
     Foreign denominated other assets,
        liabilities & currency                                                                                 (21)
                                                            --------------      --------------      --------------
             Net gain (loss)                                     4,973,679           3,641,148          (4,617,775)
                                                            --------------      --------------      --------------

  Net increase (decrease) in net assets
     resulting from operations                                  $4,563,683         $11,138,876        $  6,044,190
                                                            ==============      ==============      ==============


FISCAL YEAR ENDED                                             SHORT-TERM                MONEY
JUNE 30, 2000                                                 GOVERNMENT               MARKET
INVESTMENT INCOME
  Dividends
  Interest                                                      $4,151,563          $9,006,977
                                                            --------------      --------------
                                                                 4,151,563           9,006,977
  Less foreign taxes withheld at source
                                                            --------------      --------------
     Total income                                                4,151,563           9,006,977
                                                            --------------      --------------
Expenses
  Management fees                                                  241,455             475,924
  Audit fees                                                        35,000              28,000
  Custodian fees                                                    56,000              87,000
  Registration fees                                                 11,000              11,000
  Legal fees                                                         7,000              15,000
  Trustees' fees                                                     3,000               6,000
  Transfer agent fees                                               33,000              98,000
  Insurance fees                                                     2,000               4,000
  Other expenses                                                     6,000               8,000
                                                            --------------      --------------
     Total expenses                                                394,455             732,924
                                                            --------------      --------------
        Net investment income (loss)                             3,757,108           8,274,053
                                                            --------------      --------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FUTURES
AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments                                                (1,558,091)
     Futures
     Forward contracts
     Foreign denominated other assets,
         liabilities & currency
  Change in net unrealized appreciation
     (depreciation) on:
     Investments                                                   846,898
     Futures
     Forward contracts
     Foreign denominated other assets,
        liabilities & currency
                                                            --------------      --------------
             Net gain (loss)                                      (711,193)
                                                            --------------      --------------

  Net increase (decrease) in net assets
     resulting from operations                                  $3,045,915          $8,274,053
                                                            ==============      ==============


                                                                   June 30, 2000
The Preferred Group of Mutual Funds



STATEMENTS OF CHANGES IN NET ASSETS

                                                        GROWTH                                 VALUE

                                               YEAR               YEAR                 YEAR              YEAR
                                               ENDED             ENDED                ENDED             ENDED
                                              6/30/00           6/30/99              6/30/00           6/30/99
INCREASE (DECREASE) IN NET ASSETS         --------------     --------------        -------------     -------------
  Operations:
  Net investment income (loss)           $   (2,365,294)  $      (803,669)       $    2,391,858    $    2,802,226
  Net realized gain (loss) on:
      Investments                           169,909,461        63,513,505            26,645,750        49,008,891
      Futures
      Forward contracts
      Foreign denominated other assets,
            liabilities & currency
  Change in net unrealized appreciation
    (depreciation) on:
       Investments                           29,437,309        88,790,969           (51,695,979)      (26,632,458)
       Futures
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency
                                          --------------     --------------        -------------     -------------
                 Net increase (decrease)
                  in net assets resulting
                  from operations           196,981,476        151,500,805          (22,658,371)       25,178,659
                                          --------------     --------------        -------------     -------------
Distributions to shareholders from:
       Net investment income                                                         (2,575,000)       (3,999,940)
       Net realized gains                   (88,296,267)     (111,232,130)          (48,119,216)      (15,868,693)
       In excess of realized gains
       In excess of net investment
         income (loss)
                                          --------------     --------------        -------------     -------------
                                            (88,296,267)     (111,232,130)          (50,694,216)      (19,868,633)
                                          --------------     --------------        -------------     -------------
Fund share transactions:
       Receipts for shares sold             249,086,582       635,081,746            55,593,253       123,051,076
       Value of distributions reinvested     88,031,129       110,140,361            50,537,692        19,637,430
       Cost of shares redeemed             (267,289,935)     (625,918,574)         (118,739,789)     (134,374,899)
                                          --------------     --------------        -------------     -------------
            Net increase (decrease) in
             net assets from fund
             share transactions              69,827,776       119,303,533           (12,608,844)        8,313,607
                                          --------------     --------------        -------------     -------------
             Total increase (decrease)      178,512,985       159,572,208           (85,961,431)       13,623,633
NET ASSETS
       Beginning of period                  666,402,699       506,830,491           427,233,476       413,609,843
                                          --------------     --------------        -------------     -------------
       End of period                       $844,915,684      $666,402,699          $341,272,045      $427,233,476
                                          ==============     =============         =============     =============
       Undistributed net investment
           income at end of period                                                 $  1,029,659      $  1,212,801
                                          ==============     =============         =============     =============
NUMBER OF FUND SHARES
       Sold                                   9,938,690        30,109,700             2,378,110         4,868,725
       Issued for distributions reinvested    3,566,863         5,636,660             2,324,629           802,182
       Redeemed                             (10,656,147)      (29,688,185)           (5,097,890)       (5,345,330)
                                          --------------     --------------        -------------     -------------
         Net increase (decrease)
          in shares outstanding               2,849,406         6,058,175              (395,151)          325,577
  Outstanding at:
       Beginning of period                   29,122,871        23,064,696            15,939,562        15,613,985
                                          --------------     --------------        -------------     -------------
       End of period                         31,972,277        29,122,871            15,544,411        15,939,562
                                          ==============      ==============      =============      =============

  See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   June 30, 2000


                                                        INTERNATIONAL                             SMALL CAP

                                                  YEAR              YEAR                   YEAR              YEAR
                                                 ENDED              ENDED                  ENDED             ENDED
                                                6/30/00            6/30/99                6/30/00           6/30/99
                                              ------------      ------------          ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                $ 7,845,922       $  3,974,453          $   (409,996)     $    167,300
  Net realized gain (loss) on:
      Investments                              35,268,014          8,595,547             8,459,666       (15,467,932)
      Futures
      Forward contracts
      Foreign denominated other assets,
            liabilities & currency               (782,271)          (249,262)
  Change in net unrealized appreciation
    (depreciation) on:
       Investments                              4,084,273         11,545,590            (3,485,987)      (10,349,571)
       Futures
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency                 22,810            (23,074)
                                              ------------       ------------         ------------      ------------
                 Net increase (decrease)
                  in net assets resulting
                  from operations              46,438,748         23,843,254             4,563,683       (25,650,203)
                                              ------------       ------------         ------------      ------------
Distributions to shareholders from:
       Net investment income                   (4,455,000)        (2,900,000)             (101,444)         (150,000)
       Net realized gains                     (12,186,100)        (8,299,909)                             (5,076,273)
       In excess of realized gains
       In excess of net investment
         income (loss)                                                                    (108,556)
                                              ------------       ------------         ------------      ------------
                                              (16,641,100)       (11,199,909)             (210,000)       (5,226,273)
                                              ------------       -------------       -------------     -------------
  Fund share transactions:
       Receipts for shares sold               704,693,961        509,126,412           101,399,648       106,831,536
       Value of distributions reinvested       16,534,826         11,065,960               209,837         5,207,954
       Cost of shares redeemed               (717,490,742)      (504,507,540)          (95,193,046)     (109,848,020)
                                              ------------       -------------       -------------     -------------
            Net increase (decrease) in
             net assets from fund
             share transactions                 3,738,045         15,684,832             6,416,439         2,191,470
                                              ------------       ------------         ------------      ------------
             Total increase (decrease)         33,535,693         28,328,177            10,770,122       (28,685,006)
NET ASSETS
       Beginning of period                    312,384,280        284,056,103           107,618,457       136,303,463
                                             ------------       ------------          ------------      ------------
       End of period                         $345,919,973       $312,384,280          $118,388,579      $107,618,457
       Undistributed net investment          ============       =============         ============      ============
           income at end of period           $  6,329,013       $  3,600,408                            $    101,444
                                             ============       =============         ============      ============
NUMBER OF FUND SHARES
       Sold                                    40,342,186         33,624,656             8,293,248         8,651,249
       Issued for distributions reinvested        917,582            747,700                18,635           417,639
       Redeemed                               (40,944,753)       (33,141,675)           (7,884,732)       (8,884,074)
                                             ------------       ------------          ------------      ------------
         Net increase (decrease)
          in shares outstanding                   315,015          1,230,681               427,151           184,814
  Outstanding at:
       Beginning of period                     18,785,540         17,554,859             8,929,028         8,744,214
                                             ------------       ------------          ------------      ------------
       End of period                           19,100,555         18,785,540             9,356,179         8,929,028
                                             ============       =============         ============      ============


                                                          ASSET ALLOCATION

                                                     YEAR               YEAR
                                                     ENDED             ENDED
                                                    6/30/00           6/30/99
                                                 ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                   $  7,497,728       $  5,912,028
  Net realized gain (loss) on:
      Investments                                  29,045,640          1,525,975
      Futures                                      (3,587,434)        13,670,729
      Forward contracts
      Foreign denominated other assets,
            liabilities & currency
  Change in net unrealized appreciation
    (depreciation) on:
       Investments                                (22,586,883)        12,283,902
       Futures                                        769,825         (1,921,576)
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency               ------------        -----------
                 Net increase (decrease)
                  in net assets resulting
                  from operations                  11,138,876         31,471,058
                                                 ------------        -----------
Distributions to shareholders from:
       Net investment income                       (7,497,728)        (5,912,028)
       Net realized gains                          (4,951,396)       (12,057,120)
       In excess of realized gains
       In excess of net investment
         income (loss)                                 (2,161)
                                                 ------------       ------------

                                                  (12,451,285)       (17,969,148)
                                                 ------------       ------------
  Fund share transactions:
       Receipts for shares sold                    32,412,344         81,281,375
       Value of distributions reinvested           12,389,676         17,848,793
       Cost of shares redeemed                    (68,290,892)       (42,953,523)
                                                 ------------       ------------
            Net increase (decrease) in
             net assets from fund
             share transactions                   (23,488,872)        56,176,645
                                                 ------------       ------------
             Total increase (decrease)            (24,801,281)        69,678,555
NET ASSETS
       Beginning of period                        241,512,121        171,833,566
                                                 ------------       ------------
       End of period                             $216,710,840       $241,512,121
       Undistributed net investment              ============       ============
           income at end of period
                                                 ============       ============
NUMBER OF FUND SHARES
       Sold                                         1,964,114          4,918,432
       Issued for distributions reinvested            756,642          1,079,576
       Redeemed                                    (4,158,781)        (2,615,327)
                                                 ------------       ------------
         Net increase (decrease)
          in shares outstanding                    (1,438,025)         3,382,681
  Outstanding at:
       Beginning of period                         14,363,121         10,980,440
                                                 ------------       ------------
       End of period                               12,925,096         14,363,121
                                                 ============       ============

                                                                   June 30, 2000
STATEMENTS OF CHANGES IN NET ASSETS
                                                     FIXED INCOME                       SHORT-TERM GOVERNMENT

                                                  YEAR               YEAR                  YEAR              YEAR
                                                 ENDED              ENDED                 ENDED             ENDED
                                               6/30/00            6/30/99               6/30/00           6/30/99
                                          ------------       ------------           -----------       -----------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)          $   10,661,965    $     9,569,764          $  3,757,108      $  3,102,004
  Net realized gain (loss) on:
      Investments                           (9,690,573)           277,794            (1,558,091)           46,059
      Futures                                  619,416            139,601
      Forward contracts                        104,235           (571,343)
      Foreign denominated other assets,
            liabilities & currency                (687)            (8,556)
  Change in net unrealized appreciation
    (depreciation) on:
       Investments                           4,400,994         (7,864,321)              846,898        (1,105,009)
       Futures                                 (51,139)          (271,852)
       Forward contracts                                         (144,573)
       Foreign denominated other assets,
            liabilities & currency                 (21)             2,402
                                          ------------       ------------           -----------       -----------
                 Net increase (decrease)
                 in net assets
                 resulting from
                 operations                  6,044,190          1,128,916             3,045,915         2,043,054
                                          ------------       ------------           -----------       -----------
  Distributions to shareholders from:
       Net investment income               (10,661,965)        (9,548,818)           (3,743,108)       (3,102,004)
       Net realized gains                                      (1,463,746)
       In excess of realized gains                             (1,540,433)
       In excess of net investment        ------------       ------------           -----------       -----------

                 income (loss)             (10,661,965)       (12,552,997)           (3,743,108)       (3,102,004)
                                          ------------       ------------           -----------       -----------
  Fund share transactions:
       Receipts for shares sold             34,897,091         60,839,246            15,067,186        11,307,017
       Value of distributions
       reinvested                           10,637,001         12,474,288             3,741,524         3,099,781
       Cost of shares redeemed             (53,390,274)       (33,045,539)          (12,842,455)       (7,032,756)
                                          ------------       ------------           -----------       -----------
            Net increase (decrease)
            in net assets from fund
            share transactions              (7,856,182)        40,267,995             5,966,255         7,374,042
                                          ------------       ------------           -----------       -----------
                  Total increase
                  (decrease)               (12,473,957)        28,843,914             5,269,062         6,315,092
NET ASSETS
       Beginning of period                 180,048,188        151,204,274            66,551,373        60,236,281
                                          ------------       ------------           -----------       -----------
       End of period                      $167,574,231       $180,048,188           $71,820,435       $66,551,373
                                          ============       ============           ===========       ===========
       Undistributed net investment
             income at
             end of period                $     46,933       $     21,439           $    14,000
                                          ============       ============           ===========       ===========
NUMBER OF FUND SHARES
       Sold                                  3,630,673          5,945,932             1,579,811         1,159,310
       Issued for distributions
       reinvested                            1,112,354          1,224,847               392,938           318,373
       Redeemed                             (5,564,885)        (3,232,288)           (1,346,739)         (721,087)
                                          ------------       ------------           -----------       -----------
         Net increase (decrease)
         in shares outstanding                (821,858)         3,938,491               626,010           756,596
  Outstanding at:
       Beginning of period                  18,444,425         14,505,934             6,923,208         6,166,612
                                          ------------       ------------           -----------       -----------
       End of period                        17,622,567         18,444,425             7,549,218         6,923,208
                                          ============       ============           ===========       ===========

  See notes to financial statements


                                       28

The Preferred Group of Mutual Funds
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                       MONEY MARKET

                                                   YEAR             YEAR
                                                  ENDED            ENDED
                                                 6/30/00          6/30/99
                                              ------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                $  8,274,053   $      6,882,649
  Net realized gain (loss) on:
      Investments
      Futures
      Forward contracts
      Foreign denominated other assets,
            liabilities & currency
  Change in net unrealized appreciation
    (depreciation) on:
       Investments
       Futures
       Forward contracts
       Foreign denominated other assets,
            liabilities & currency
                                             ------------    ----------------
                 Net increase (decrease)
                 in net assets
                 resulting from
                 operations                     8,274,053           6,882,649
                                             ------------    ----------------
  Distributions to shareholders from:
       Net investment income                   (8,274,053)         (6,882,649)
       Net realized gains
       In excess of realized gains
                                             ------------    ----------------
       In excess of net investment
                 income (loss)                 (8,274,053)         (6,882,649)
                                             ------------    ----------------
  Fund share transactions:
       Receipts for shares sold               302,468,071       1,084,707,427
       Value of distributions
       reinvested                               8,216,479           6,597,028
       Cost of shares redeemed               (361,527,886)     (1,000,663,870)
                                             ------------    ----------------
            Net increase (decrease)
            in net assets from fund
            share transactions                (50,843,336)         90,640,585
                                             ------------    ----------------
                  Total increase
                  (decrease)                  (50,843,336)         90,640,585
NET ASSETS
       Beginning of period                    194,808,109         104,167,524
                                             ------------    ----------------
       End of period                         $143,964,773    $    194,808,109
                                             ============    ================
       Undistributed net investment
             income at
             end of period
                                             ============    ================
NUMBER OF FUND SHARES
       Sold                                   302,468,071       1,084,707,427
       Issued for distributions
       reinvested                               8,216,479           6,597,028
       Redeemed                              (361,527,886)     (1,000,663,870)
                                             ------------    ----------------
         Net increase (decrease)
         in shares outstanding                (50,843,336)         90,640,585
  Outstanding at:
       Beginning of period                    194,808,109         104,167,524
                                             ------------    ----------------
       End of period                          143,964,773         194,808,109
                                             ============    ================


                                                                   June 30, 2000
                              FINANCIAL HIGHLIGHTS

(Selected data for a share
of beneficial interest
outstanding throughout the year)

                          INCOME (LOSS) FROM INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
                          ---------------------------------------- -----------------------------------------------------------------
                                          Net
               NET ASSET       Net       Realized       Total                  From Net
                VALUE,      Investment      and          from        From Net  Realized    In Excess    In Excess of
              BEGINNING      Income     Unrealized   Investment    Investment  Gains on    of Realized  Net Investment      Total
               OF YEAR       (Loss)     Gain (Loss)  Operations      Income   Investments    Gains      Income (Loss)  Distributions
 Growth
====================================================================================================================================
Year Ended June 30,
 1996          $16.63        $0.00         $2.44       $2.44        $(0.01)    $(0.54)       $ -         $ -              $(0.55)
 1997           18.52         0.00          4.76        4.76             -      (2.86)         -           -               (2.86)
 1998           20.42         0.00          5.93        5.93             -      (4.38)         -           -               (4.38)
 1999           21.97         0.00          5.87        5.87             -      (4.96)         -           -               (4.96)
 2000           22.88         0.00          6.64        6.64             -      (3.09)         -           -               (3.09)

 Value
====================================================================================================================================
Year Ended June 30,
 1996           13.82         0.20         3.13         3.33         (0.21)    (0.29)         -            -               (0.50)
 1997           16.65         0.19         5.10         5.29         (0.20)    (0.58)       (0.02)         -               (0.80)
 1998           21.14         0.28         5.29         5.57         (0.22)        -          -            -               (0.22)
 1999           26.49         0.19         1.43         1.62         (0.26)    (1.05)         -            -               (1.31)
 2000           26.80         0.16        (1.59)       (1.43)        (0.17)    (3.25)         -            -               (3.42)

 International
====================================================================================================================================
Year Ended June 30,
 1996           12.24         0.19         1.47         1.66         (0.17)    (0.01)         -            -               (0.18)
 1997           13.72         0.33         2.67         3.00         (0.35)    (0.25)         -            -               (0.60)
 1998           16.12         0.26         0.76         1.02         (0.24)    (0.72)         -            -               (0.96)
 1999           16.18         0.21         0.88         1.09         (0.17)    (0.47)         -            -               (0.64)
 2000           16.63         0.37         1.98         2.35         (0.23)    (0.64)         -            -               (0.87)

 Small Cap         (Commenced investment operations on November 1, 1995)
====================================================================================================================================
Period Ended June 30,
 1996+          10.00         0.05         1.22         1.27         (0.02)        -          -            -               (0.02)
 1997           11.25         0.06         3.18         3.24         (0.03)    (0.16)         -            -               (0.19)
 1998           14.30         0.03         3.17         3.20         (0.08)    (1.83)         -            -               (1.91)
 1999           15.59         0.01        (2.96)       (2.95)        (0.02)    (0.57)         -            -               (0.59)
 2000           12.05         0.02         0.61         0.63         (0.01)       -           -         (0.02)             (0.03)


1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

* Total return for Small Cap would have been lower if a portion of the fees had not been waived/reimbursed by the adviser.

+    Eight-month period ended June 30, 1996.

++   Not annualized

+++  Annualized

  See notes to financial statements


                                       30

The Preferred Group of Mutual Funds
                              FINANCIAL HIGHLIGHTS

                                                                             RATIOS TO AVERAGE NET ASSETS
                                                                        ---------------------------------------
                                                                                       Operating
                          NET ASSET        TOTAL                                       Expenses         Net
                           VALUE,        RETURN AT                                     Before        Investment     Portfolio
                           END OF        NET ASSET     Net Assets,      Operating      Voluntary       Income       Turnover
                             YEAR          VALUE1      End of Year      Expenses       Waiver          (Loss)         Rate
 Growth
=============================================================================================================================
Year Ended June 30,
 1996                       $18.52        14.96%      $411,688,146       0.86%            -           (0.16%)        75.24%
 1997                        20.42        28.57%       455,021,877       0.84%            -           (0.13%)        58.31%
 1998                        21.97        33.44%       506,830,491       0.84%            -           (0.08%)        70.35%
 1999                        22.88        30.56%       666,402,699       0.83%            -           (0.15%)        74.31%
 2000                        26.43        30.00%       844,915,684       0.83%            -           (0.31%)        72.50%

 Value
=============================================================================================================================
Year Ended June 30,
 1996                        16.65        24.49%       267,581,693       0.85%            -            1.23%         17.04%
 1997                        21.14        32.62%       373,673,368       0.85%            -            1.06%          7.23%
 1998                        26.49        26.51%       413,609,843       0.84%            -            1.03%         10.14%
 1999                        26.80         6.59%       427,233,476       0.84%            -            0.71%         23.26%
 2000                        21.95        (5.19%)      341,272,045       0.86%            -            0.64%          7.75%

 International
=============================================================================================================================
Year Ended June 30,
 1996                        13.72        13.70%       157,627,409       1.31%            -            1.64%         19.61%
 1997                        16.12        22.50%       265,292,395       1.25%            -            2.66%         13.16%
 1998                        16.18         7.18%       284,056,103       1.22%            -            1.76%         17.08%
 1999                        16.63         7.21%       312,384,280       1.20%            -            1.43%         15.31%
 2000                        18.11        14.15%       345,919,973       1.20%            -            2.32%         28.96%

 Small Cap           (Commenced investment operations on November 1, 1995)
=============================================================================================================================
Period Ended June 30,
 1996+                       11.25        12.67%*++     45,692,712       0.88%+++       1.23%+++       0.75%+++      65.70%++
 1997                        14.30        29.00%*       84,877,805       0.88%          0.98%          0.66%        104.45%
 1998                        15.59        23.45%       136,303,463       0.90%            -            0.29%        105.32%
 1999                        12.05       (19.07%)      107,618,457       0.92%            -            0.15%        121.53%
 2000                        12.65         5.22%       118,388,579       1.11%            -           (0.39%)       236.49%

                                                                   June 30, 2000
                              FINANCIAL HIGHLIGHTS

(Selected data for a share
of beneficial interest
outstanding throughout the year)

                          INCOME (LOSS) FROM INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
                          ---------------------------------------- -----------------------------------------------------------------
                                           Net
               NET ASSET      Net        Realized       Total                  From Net
                VALUE,    Investment       and          from       From Net    Realized    In Excess   In Excess of
               BEGINNING    Income      Unrealized   Investment   Investment   Gains on  of Realized   Net Investment      Total
                OF YEAR     (Loss)      Gain (Loss)  Operations     Income    Investments    Gains     Income (Loss)   Distributions
 Asset Allocation
====================================================================================================================================
Year Ended June 30,
 1996           $11.97      $0.40         $1.72        $2.12       $(0.40)     $(0.81)       $ -         $ -              $(1.21)
 1997            12.88       0.44          2.17         2.61        (0.44)      (0.53)         -           -               (0.97)
 1998            14.52       0.47          2.51         2.98        (0.47)      (1.38)         -           -               (1.85)
 1999            15.65       0.46          2.18         2.64        (0.46)      (1.02)         -           -               (1.48)
 2000            16.81       0.57          0.33         0.90        (0.57)      (0.37)         -           -+              (0.94)

 Fixed Income
====================================================================================================================================
Year Ended June 30,
 1996            10.30       0.58         (0.16)        0.42        (0.58)      (0.05)         -           -               (0.63)
 1997            10.09       0.64          0.19         0.83        (0.64)      (0.04)         -           -               (0.68)
 1998            10.24       0.64          0.29         0.93        (0.64)      (0.11)         -           -               (0.75)
 1999            10.42       0.58         (0.46)        0.12        (0.59)      (0.11)       (0.08)        -               (0.78)
 2000             9.76       0.59         (0.25)        0.34        (0.59)         -           -           -               (0.59)

 Short-Term Government Securities
====================================================================================================================================
Year Ended June 30,
 1996            9.80        0.53          (0.04)        0.49        (0.53)         -           -           -               (0.53)
 1997            9.76        0.53           0.02         0.55        (0.53)         -           -           -               (0.53)
 1998            9.78        0.56          (0.01)        0.55        (0.56)         -           -           -               (0.56)
 1999            9.77        0.47          (0.16)        0.31        (0.47)         -           -           -               (0.47)
 2000            9.61        0.52          (0.10)        0.42        (0.52)         -           -           -               (0.52)

 Money Market
====================================================================================================================================
Year Ended June 30,
 1996            1.00        0.05            -           0.05        (0.05)         -           -           -               (0.05)
 1997            1.00        0.05            -           0.05        (0.05)         -           -           -               (0.05)
 1998            1.00        0.05            -           0.05        (0.05)         -           -           -               (0.05)
 1999            1.00        0.05            -           0.05        (0.05)         -           -           -               (0.05)
 2000            1.00        0.05            -           0.05        (0.05)         -           -           -               (0.05)


1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

* Total return for the Money Market Fund would have been lower if a portion of the fees had not been waived/reimbursed by the adviser.

+    Underlying value is less than $(0.01) per share.



  See notes to financial statements


The Preferred Group of Mutual Funds
                              FINANCIAL HIGHLIGHTS

                                                                          RATIOS TO AVERAGE NET ASSETS
                                                                     ---------------------------------------

                                                                                   Operating
                       NET ASSET        TOTAL                                       Expenses          Net
                         VALUE,        RETURN AT                                      Before       Investment   Portfolio
                        END OF        NET ASSET     Net Assets,      Operating      Voluntary       Income      Turnover
                          YEAR          VALUE1       End of Year      Expenses        Waiver         (Loss)        Rate
 Asset Allocation
=================================================================================================================================
Year Ended June 30,
 1996                   $12.88        18.23%      $  96,889,348       1.04%            -            3.21%         38.25%
 1997                    14.52        21.01%        128,884,756       0.99%            -            3.29%         27.73%
 1998                    15.65        21.84%        171,833,566       0.92%            -            3.19%         27.90%
 1999                    16.81        17.19%        241,512,121       0.89%            -            2.85%          5.80%
 2000                    16.77         5.60%        216,710,840       0.89%            -            3.37%         32.32%

 Fixed Income
=================================================================================================================================
Year Ended June 30,
 1996                    10.09         4.12%        111,184,492       0.93%            -            5.65%        313.51%
 1997                    10.24         8.39%        140,158,482       0.74%            -            6.32%        105.98%
 1998                    10.42         9.32%        151,204,274       0.67%            -            6.16%        143.66%
 1999                     9.76         1.07%        180,048,188       0.65%            -            5.77%        158.46%
 2000                     9.51         3.62%        167,574,231       0.68%            -            6.20%        253.33%

 Short-Term Government Securities
=================================================================================================================================
Year Ended June 30,
 1996                     9.76         5.10%         51,755,317       0.66%            -            5.37%         79.04%
 1997                     9.78         5.81%         54,807,409       0.63%            -            5.49%        183.73%
 1998                     9.77         5.72%         60,236,281       0.60%            -            5.67%        263.47%
 1999                     9.61         3.27%         66,551,373       0.55%            -            4.87%         66.64%
 2000                     9.51         4.46%         71,820,435       0.57%            -            5.46%        120.81%

 Money Market
=================================================================================================================================
Year Ended June 30,
 1996                     1.00         5.32%*        90,482,435       0.49%          0.54%          5.25%          N/A
 1997                     1.00         5.14%        109,682,146       0.48%            -            5.03%          N/A
 1998                     1.00         5.40%        104,167,524       0.48%            -            5.28%          N/A
 1999                     1.00         4.89%        194,808,109       0.45%            -            4.73%          N/A
 2000                     1.00         5.45%        143,964,773       0.46%            -            5.21%          N/A

SCHEDULES OF INVESTMENTS                                     June 30, 2000

PREFERRED GROWTH FUND
--------------------------------------------------------------------------
COMMON STOCK--98.31%                             SHARES              VALUE
--------------------------------------------------------------------------
AUTOMOTIVE-- 1.22%
 General Motors Corp *                          117,900      $  10,345,725
                                                            --------------

COMPUTER SOFTWARE-- 2.54%
  Microsoft Corp *                              185,900         14,872,000
  Veritas Software Corp *                        57,950          6,549,255
                                                            --------------
                                                                21,421,255
                                                            --------------

CONSUMER PRODUCTS-- .53%
  Estee Lauder Companies Inc Class A             90,700          4,483,981
                                                            --------------

DISCOUNT & FASHION RETAILING-- 9.65%
  Costco Wholesale Corp *                        32,600          1,075,800
  Gap Inc                                       246,050          7,689,063
  Home Depot Inc                                548,097         27,370,594
  Kohls Corp *                                  316,700         17,616,438
  Tiffany & Co                                  141,900          9,578,250
  Wal Mart Stores                               316,600         18,244,075
                                                            --------------
                                                                81,574,220
                                                            --------------

ELECTRICAL & ELECTRONICS-- 11.59%
  ASM Lithography Holding NV *                  135,900          5,996,588
  Applied Micro Circuits Corp *                  57,500          5,678,125
  Broadcom Corp *                                22,800          4,991,775
  General Electric Co                           396,600         21,019,800
  Intel Corp                                    250,100         33,435,244
  Motorola Inc                                  275,000          7,992,188
  Texas Instruments Inc                         273,400         18,779,163
                                                            --------------
                                                                97,892,883
                                                            --------------

FINANCE-OTHER-- 10.34%
  American Express Co                           324,300         16,904,138
  Citigroup Inc                                 492,300         29,661,075
  Merrill Lynch & Co                            158,100         18,181,500
  Morgan Stanley Dean Witter & Co               271,240         22,580,730
                                                            --------------
                                                                87,327,443
                                                            --------------

FUEL-- 1.05%
  Schlumberger Ltd                              119,000          8,880,375
                                                            --------------

HEALTH CARE-- 13.26%
  American Home Products Corp                   271,300         15,938,875
  Amgen Inc *                                   188,900         13,270,225
  Eli Lilly & Co                                 62,500          6,242,188
  Genentech Inc *                                57,500          9,890,000
  Merck & Co Inc                                177,400         13,593,275
  Pfizer Inc                                    731,775         35,125,200
  Pharmacia Corp                                348,197         17,997,432
                                                            --------------
                                                               112,057,195
                                                            --------------


--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

INSURANCE-- 2.29%
  American International Group Inc              164,750      $  19,358,125
                                                            --------------

MANUFACTURING-- 2.85%
  Applied Material Inc *                        134,600         12,198,125
  Corning Inc                                    44,200         11,928,475
                                                            --------------
                                                                24,126,600
                                                            --------------

OFFICE EQUIPMENT & COMPUTERS-- 14.86%
  Cisco Systems Inc *                           454,100         28,863,731
  Compaq Computer Corp                          335,400          8,573,663
  Dell Computer Corp *                          182,800          9,014,325
  EMC Corp *                                    234,900         18,072,619
  Hewlett Packard Co                            231,600         28,921,050
  JDS Uniphase Corp *                            75,100          9,002,613
  Juniper Networks Inc *                         36,000          5,240,250
  Metromedia Fiber Network Inc *                176,400          7,000,875
  Sun Microsystems Inc *                        119,400         10,857,938
                                                            --------------
                                                               125,547,064
                                                            --------------

PUBLISHING & BROADCASTING-- 5.75%
  Clear Channel Communications *                189,000         14,175,000
  Time Warner Inc                               105,900          8,048,400
  Viacom Inc *                                  386,477         26,352,900
                                                            --------------
                                                                48,576,300
                                                            --------------

SERVICE INDUSTRIES-- 2.74%
  America Online Inc *                          175,300          9,247,075
  Omnicom Group Inc                              94,000          8,371,875
  VeriSign Inc *                                 31,200          5,506,800
                                                            --------------
                                                                23,125,750
                                                            --------------

TELECOMMUNICATIONS-- 19.64%
  AT&T Corp Liberty Media Group Class A *       545,000         13,216,250
  Allegiance Telecom Inc *                      117,450          7,516,800
  Ericsson LM Tel                               565,500         11,310,000
  Global Crossing Ltd *                         374,500          9,854,031
  Level 3 Communications Inc *                   43,600          3,836,800
  NTL Inc *                                     183,212         10,969,819
  Nextel Communications Inc Class A *            93,000          5,690,438
  Nextlink Communications Inc Class A *         127,000          4,818,063
  Nokia Corp ADR                                574,500         28,689,094
  Nortel Networks Corp                          139,900          9,548,175
  Qwest Communications International Inc *      468,500         23,278,594
  Univision Communications Inc Class A *         97,400         10,080,900
  Vodafone AirTouch Plc ADR                     654,614         27,125,562
                                                            --------------
                                                               165,934,526
                                                            --------------

TOTAL COMMON STOCK
  (Cost $573,041,663)                                          830,651,442
                                                            ==============


  See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                                                  SCHEDULES OF INVESTMENTS


--------------------------------------------------------------------------
SHORT TERM INVESTMENTS--1.26%                       PAR              VALUE
--------------------------------------------------------------------------

COMMERCIAL PAPER-- 1.26%
  American Express Corp
   6.88%  July 3, 2000 @                    $10,610,000      $  10,610,000
                                                            --------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $10,610,000)                                            10,610,000
                                                            --------------


TOTAL INVESTMENTS-- 99.57%
  (Cost $583,651,663)                                          841,261,442
                                                            --------------


OTHER ASSETS AND LIABILITIES-- .43%                              3,654,242
                                                            --------------


TOTAL NET ASSETS-- 100%                                       $844,915,684
                                                            ==============

PREFERRED VALUE FUND
--------------------------------------------------------------------------
COMMON STOCK-- 97.02%                            SHARES              VALUE
--------------------------------------------------------------------------

AEROSPACE-- 2.76%
  Boeing Co                                     225,000$         9,407,813
                                                            --------------

BANKS-- 8.03%
  Chase Manhattan Corp                          127,500          5,872,969
  FleetBoston Financial Corp                    200,000          6,800,000
  Wells Fargo & Co                              380,000         14,725,000
                                                            --------------
                                                                27,397,969
                                                            --------------

CHEMICALS-- 1.79%
  Du Pont E I de Nemours & Co                   140,000          6,125,000
                                                            --------------

COMPUTER SOFTWARE-- 2.62%
  Computer Associates International Inc         175,000          8,957,813
                                                            --------------

CONSUMER PRODUCTS-- 3.26%
  Avon Products Inc                             250,000         11,125,000
                                                            --------------

DISCOUNT & FASHION RETAILING-- 1.76%
  May Department Stores Co                      250,000          6,000,000
                                                            --------------

ELECTRICAL & ELECTRONICS-- 9.19%
  Emerson Electric Co                           150,000          9,056,250
  Intel Corp                                    130,000         17,379,375
  Motorola Inc                                  170,000          4,940,625
                                                            --------------
                                                                31,376,250
                                                            --------------

--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

FINANCE-OTHER-- 20.48%
  Citigroup Inc                                 350,000        $21,087,500
  Countrywide Credit Industries Inc             275,000          8,335,938
  Federal Home Loan Mortgage Corp               350,000         14,175,000
  Morgan Stanley Dean Witter & Co               160,000         13,320,000
  XL Capital Ltd Class A                        240,000         12,990,000
                                                            --------------
                                                                69,908,438
                                                            --------------

FOOD-- 2.60%
  Diageo Plc ADR                                250,000          8,890,625
                                                            --------------

HEALTH CARE-- 6.11%
  Becton Dickinson & Co                         240,000          6,885,000
  Pharmacia Corp                                270,000         13,955,625
                                                            --------------
                                                                20,840,625
                                                            --------------

INSURANCE-- 7.19%
  Ace Ltd                                       400,000         11,200,000
  Aflac Inc                                     290,000         13,321,875
                                                            --------------
                                                                24,521,875
                                                            --------------

LEISURE TIME INDUSTRIES-- 3.07%
  Carnival Corp                                 250,000          4,875,000
  McDonalds Corp                                170,000          5,599,375
                                                            --------------
                                                                10,474,375
                                                            --------------

MANUFACTURING--6.34%
  Caterpillar Inc                               150,000          5,081,250
  Dover Corp                                    135,000          5,475,938
  Minnesota Mining & Manufacturing Co            85,000          7,012,500
  Textron Inc                                    75,000          4,073,438
                                                            --------------
                                                                21,643,126
                                                            --------------

OFFICE EQUIPMENT & COMPUTERS-- 1.50%
  Compaq Computer Corp                          200,000          5,112,500
                                                            --------------

PUBLISHING & BROADCASTING-- 6.15%
  AMFM Inc *                                    125,000          8,625,000
  News Corp Ltd ADR                             260,000         12,350,000
                                                            --------------
                                                                20,975,000
                                                            --------------

SERVICE INDUSTRIES-- 5.31%
  Arrow Electronics Inc *                       325,000         10,075,000
  Sabre Holdings Corp *                         115,624          3,295,284
  Waste Management Inc                          250,000          4,750,000
                                                            --------------
                                                                18,120,284
                                                            --------------

TELECOMMUNICATIONS-- 5.08%
  Sprint Corp                                   340,000         17,340,000
                                                            --------------


  See notes to financial statements and notes to schedules of investments

                                                             June 30, 2000
SCHEDULES OF INVESTMENTS
PREFERRED VALUE FUND (continued)
--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

TRANSPORTATION-- 3.78%
  AMR Corp *                                    160,000     $    4,230,000
  Burlington Northern Santa Fe                  150,000          3,440,622
  Canadian Pacific Ltd                          200,000          5,237,500
                                                            --------------
                                                                12,908,122
                                                            --------------

TOTAL COMMON STOCK
  (Cost $194,520,292)                                          331,124,815
                                                            ==============


--------------------------------------------------------------------------
SHORT TERM INVESTMENTS--2.34%                PAR/SHARES              VALUE
--------------------------------------------------------------------------

COMMERCIAL PAPER-- 1.32%
  CIT Group Holdings Inc
    6.30%  July 5, 2000 @                    $1,200,000          1,199,160
  Household Finance Corp
    6.65%  July 6, 2000 @                     1,800,000          1,798,338
    6.65%  July 11, 2000 @                    1,500,000          1,497,229
                                                            --------------
                                                                 4,494,727
                                                            --------------
SHORT TERM INVESTMENT FUND-- 1.02%
  State Street Global Advisors
    Money Market Fund                         3,477,693          3,477,693
                                                            --------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $7,972,420)                                              7,972,420
                                                            --------------

TOTAL INVESTMENTS-- 99.36%
  (Cost $202,492,712)                                          339,097,235
                                                            --------------

OTHER ASSETS AND LIABILITIES-- .64%                              2,174,810
                                                            --------------

TOTAL NET ASSETS-- 100%                                       $341,272,045
                                                            ==============

PREFERRED INTERNATIONAL FUND
--------------------------------------------------------------------------
COMMON STOCK-- 94.74%                            SHARES              VALUE
--------------------------------------------------------------------------

ARGENTINA-- .86%

TELECOMMUNICATIONS-- .86%
  Telecom Argentina Stet France Class B ADR     108,000        $ 2,970,000
                                                            --------------
  Total Argentina                                                2,970,000
                                                            --------------

--------------------------------------------------------------------------
AUSTRALIA-- 2.56%

BANKS-- 2.56%
  National Australia Bank                       530,000          8,842,731
                                                            --------------
  Total Australia                                                8,842,731
                                                            --------------

--------------------------------------------------------------------------
CANADA-- 4.63%

BANKS-- 2.55%
  Bank Nova Scotia Halifax                      360,000          8,829,730

MERCHANDISING-- .25%
  Canadian Tire Ltd                              56,600            852,824

NON-FERROUS METALS-- 1.83%
  Alcan Aluminum Ltd                            203,600          6,328,108
                                                            --------------
  Total  Canada                                                 16,010,662
                                                            --------------

--------------------------------------------------------------------------
CHINA-- .68%

FINANCIAL SERVICES-- .68%
  Swire Pacific Class A                         403,200          2,363,702
                                                            --------------
  Total China                                                    2,363,702
                                                            --------------

--------------------------------------------------------------------------
FINLAND-- 1.70%

FOREST PRODUCTS-- 1.70%
  Stora Enso Oyj Series R                       645,000          5,880,716
                                                            --------------
  Total Finland                                                  5,880,716
                                                            --------------

--------------------------------------------------------------------------
FRANCE-- 6.90%

AUTOMOBILES-- 1.84%
  Peugeot SA                                     31,800          6,381,561
                                                            --------------



  See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                                                  SCHEDULES OF INVESTMENTS

--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

CONSUMER GOODS-- 3.30%
  Christian Dior                                 50,300        $11,405,090
                                                            --------------
ENERGY SOURCES--1.76%
  Total Fina Elf                                 39,796          6,101,717
                                                            --------------
  Total France                                                  23,888,368
                                                            --------------

--------------------------------------------------------------------------
GERMANY--3.65%

CONSUMER GOODS-- 3.65%
  Adidas-Salomon AG                             114,000          6,305,949
  Continental AG                                375,300          6,306,064
                                                            --------------
                                                                12,612,013
                                                            --------------
  Total Germany                                                 12,612,013
                                                            --------------

--------------------------------------------------------------------------
ITALY-- 6.65%

APPAREL & TEXTILES-- 2.11%
  Benetton Group SPA                          3,495,500          7,308,370
                                                            --------------
BANKS-- 4.54%
  Banca Popolare di Bergamo CV                  310,000          5,735,649
  Bipop-Carire                                1,265,000          9,951,415
                                                            --------------
                                                                15,687,064

  Total Italy                                                   22,995,434
                                                            --------------


--------------------------------------------------------------------------
JAPAN--  24.68%

DRUGS & HEALTHCARE-- 5.83%
  Daiichi Pharmaceutical                        500,000         12,676,123
  Tanabe Seiyaku Co                             980,900          7,497,384
                                                            --------------
                                                                20,173,507
ELECTRICAL EQUIPMENT-- 3.19%
  Hitachi Ltd                                   764,800         11,028,171
                                                            --------------
INSURANCE-- 4.62%
  Sumitomo Marine & Fire Insurance1,            300,100          7,560,075
  Yasuda Marine & Fire Insurance1,              600,200          8,430,440
                                                            --------------
                                                                15,990,515
                                                            --------------

HOMEBUILDERS-- 1.92%
  Daiwa House Industry Co                       908,400          6,626,470
                                                            --------------

HOUSEHOLD APPLIANCES-- 3.14%
  Matsushita Electric Industries                340,000          8,812,026
  Sony Corp                                      22,100          2,062,014
                                                            --------------
                                                               10,874,040
                                                            --------------

--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

JAPAN (continued)

REAL ESTATE-- 5.98%
  Mitsui Fudosan Co                             901,300       $  9,768,579
  Oriental Land Co Ltd                          107,000         10,921,352
                                                            --------------
                                                                20,689,931
                                                            --------------
  Total Japan                                                   85,382,634
                                                            --------------


--------------------------------------------------------------------------
NETHERLANDS-- 5.80%

CHEMICALS-- 1.72%
  Akzo Nobel NV                                 140,000          5,947,784
                                                            --------------
FINANCIAL SERVICES-- 2.60%
  ING Groep NV                                  133,300          9,010,119
                                                            --------------
TRANSPORTATION--  1.48%
  KLM Royal Dutch Air Lines                     190,075          5,117,304
                                                            --------------
  Total Netherlands                                             20,075,207
                                                            --------------


--------------------------------------------------------------------------
NEW ZEALAND-- .76%

FOREST PRODUCTS-- .30%
  Carter Holt Harvey                          1,200,000          1,041,402
                                                            --------------

HOUSEHOLD APPLIANCES--  .46%
  Fisher & Paykel                               500,000          1,571,485
                                                            --------------
  Total New Zealand                                              2,612,887
                                                            --------------


--------------------------------------------------------------------------
SINGAPORE-- 1.68%

BANKS-- 1.68%
  United Overseas Bank                          886,200          5,798,529
                                                            --------------
  Total Singapore                                                5,798,529
                                                            --------------


--------------------------------------------------------------------------
SOUTH KOREA-- 2.83%

ELECTRIC UTILITIES-- 2.22%
  Korea Electric Power                          247,100          7,667,684
                                                            --------------
STEEL-- .61%
  Pohang Iron & Steel                            24,480          2,118,449
                                                            --------------
  Total South Korea                                              9,786,133
                                                            --------------


  See notes to financial statements and notes to schedules of investments

                                                             June 30, 2000
SCHEDULES OF INVESTMENTS
PREFERRED INTERNATIONAL FUND (continued)
--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

SPAIN--  4.04%

BANKS-- 2.36%
  Banco Bilbao Vizcaya                          380,300       $  5,682,086
  Banco de Andalucia                             92,000          2,477,753
                                                            --------------
                                                                 8,159,839
                                                            --------------
UTILITIES-- 1.68%
  Iberdrola SA                                  452,000          5,825,582
                                                            --------------
  Total Spain                                                   13,985,421
                                                            --------------

--------------------------------------------------------------------------
SWEDEN-- 6.09%

DRUGS & HEALTH CARE-- 1.86%
  Pharmacia Corp SDR                            127,092          6,419,443
                                                            --------------
HOUSEHOLD APPLIANCES-- 1.83%
  Electrolux AB Series B                        410,000          6,345,238
                                                            --------------
INDUSTRIAL MACHINERY-- 2.40%
  SKF AB Series B                               235,400          3,936,678
  Svedala Industrial                            230,000          4,380,952
                                                            --------------
                                                                 8,317,630
                                                            --------------
  Total Sweden                                                  21,082,311
                                                            --------------

--------------------------------------------------------------------------
SWITZERLAND-- 8.99%

BANKS-- 1.73%
  UBS AG                                         40,922          5,995,438
                                                            --------------
CONSUMER GOODS--1.99%
  Swatch Group                                    5,400          6,865,445
                                                            --------------
DRUGS & HEALTH CARE-- 1.60%
  Novartis AG                                     3,500          5,544,045
                                                            --------------

INDUSTRIAL MACHINERY-- 1.98%
  Sulzer AG                                      10,300          6,850,671
                                                            --------------

MERCHANDISING-- 1.69%
  Valora Holding AG                              21,000          5,831,545
                                                            --------------
  Total Switzerland                                             31,087,144
                                                            --------------


--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

UNITED KINGDOM--12.24%

BANKS-- 2.15%
  Royal Bank of Scotland Group                  445,000     $    7,447,023
                                                            --------------
FINANCIAL SERVICES--3.91%
  Hanson Plc                                    958,500          6,744,594
  Royal & Sun Alliance                        1,055,600          6,791,613
                                                            --------------
                                                                13,536,207
                                                            --------------
MERCHANDISING-- 1.80%
  Tesco                                       2,000,000          6,218,840
                                                            --------------
STEEL-- 2.19%
  Corus Group Plc                             1,900,000          2,774,268
  Rio Tinto                                     293,300          4,792,955
                                                            --------------
                                                                 7,567,223
                                                            --------------
TRANSPORTATION-- 2.19%
  British Airways                             1,317,800          7,577,059
                                                            --------------
  Total United Kingdom                                          42,346,352
                                                            --------------
TOTAL COMMON STOCK
  (Cost $250,216,519)                                          327,720,244
                                                            --------------


--------------------------------------------------------------------------
 SHORT TERM INVESTMENTS-- 2.23%                     PAR              VALUE
--------------------------------------------------------------------------

REPURCHASE AGREEMENTS-- 2.23%
  State Street Repo 5.25% July 3, 2000
  (Dated June 30, 2000, due July 3, 2000,
  collateralized by $8,025,000
  U.S. Treasury Note 5.50%, May 31, 2003,
  Market Value $7,884,563
  Repurchase Proceeds $7,729,380)            $7,726,000          7,726,000
                                                            --------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $7,726,000)                                              7,726,000
                                                            --------------

TOTAL INVESTMENTS-- 96.97%
  (Cost $257,942,519)                                          335,446,244
                                                            --------------

OTHER ASSETS & LIABILITIES-- 3.03%                              10,473,729
                                                            --------------

TOTAL NET ASSETS-- 100%                                       $345,919,973
                                                            ==============


  See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                                                  SCHEDULES OF INVESTMENTS

PREFERRED SMALL CAP FUND
--------------------------------------------------------------------------
COMMON STOCK--98.09%                             SHARES              VALUE
--------------------------------------------------------------------------

AUTOMOTIVE-- .46%
  Avis Group Holdings Inc *                      29,060      $     544,875
                                                            --------------
BANKS-- .52%
  Silicon Valley Bancshares *                    14,330            610,816
                                                            --------------
CHEMICALS-- 1.98%
  Dexter Corp                                    11,940            573,120
  Millennium Chemicals Inc                       43,690            742,730
  OM Group Inc                                   11,990            527,560
  Olin Corp                                      30,540            503,910
                                                            --------------
                                                                 2,347,320
                                                            --------------

COMPUTER SOFTWARE-- 11.34%
  Allaire Corp *                                 15,700            576,975
  Centillium Communications Inc *                 6,790            468,510
  Click Commerce Inc *                           31,740            718,118
  Digex Inc *                                    10,550            716,741
  Henry (Jack) & Associates                      23,660          1,185,958
  Informatica Corp *                              8,520            698,108
  ISS Group Inc *                                13,400          1,323,041
  Keynote Systems Inc *                          10,870            767,014
  Matrixone Inc *                                16,150            656,094
  National Instruments Corp *                    10,620            463,298
  Netegrity Inc *                                13,980          1,052,869
  Netiq Corp *                                   19,630          1,170,439
  Niku Corp *                                    22,250            750,938
  Nuance Communications *                         6,140            511,539
  Proxicom Inc *                                 25,750          1,232,781
  Viant Corp *                                   18,360            543,915
  Webtrends Corp *                               15,350            593,853
                                                            --------------
                                                                13,430,191
                                                            --------------

CONSUMER PRODUCTS-- 1.15%
  Beringer Wine Estates Holdings *               11,320            399,738
  Michaels Stores Inc *                          20,880            956,565
                                                            --------------
                                                                 1,356,303
                                                            --------------

DISCOUNT & FASHION RETAILING-- 1.59%
  Mens Warehouse Inc *                           25,840            576,555
  Too Inc *                                      17,740            451,261
  Zale Corp *                                    23,310            850,815
                                                            --------------
                                                                 1,878,631
                                                            --------------

ELECTRICAL & ELECTRONICS-- 15.25%
  Actel Corp *                                   15,200            693,500
  American Superconductor Corp *                 18,950            914,338
  Applied Power Inc *                            18,560            621,760
  Benchmark Electronics Inc *                    13,030            476,409
  Cree Inc *                                      5,110            682,185
  DSP Group Inc *                                28,870          1,616,720


--------------------------------------------------------------------------
 COMMON STOCK                                    SHARES              VALUE
--------------------------------------------------------------------------

ELECTRICAL & ELECTRONICS (continued)
  Electro Scientific Industries Inc *            13,640      $     600,586
  Emcore Corp *                                   6,020            722,400
  Exar Corp *                                     9,690            844,847
  Globespan Semiconductor Inc *                   7,710            941,222
  Integrated Silicon Solution *                  24,890            945,820
  Kent Electronics Corp *                        15,380            458,516
  Lattice Semiconductor Corp *                   11,360            785,260
  MIPS Technologies Inc *                        14,300            607,750
  MKS Instruments Inc *                          16,310            638,129
  Manufacturers Services Ltd *                   26,640            547,785
  Marvell Technology Group Ltd *                  5,490            312,930
  Photon Dynamics Inc *                           8,090            583,484
  Plexus Corp *                                   8,960          1,012,480
  Silicon Image Inc *                            10,960            627,948
  Transwitch Corp *                              14,890          1,149,322
  Tweeter Home Entertainment Group Inc *         28,100            853,538
  Varian Semiconductor Equipment Inc *           11,680            733,650
  Virata Corp *                                  11,510            686,284
                                                            --------------
                                                                18,056,863
                                                            --------------

FINANCE-OTHER-- 3.55%
  Affiliated Managers Group Inc *                 9,630            438,165
  AmeriCredit Corp *                             29,230            496,910
  Bisys Group Inc *                              19,510          1,199,865
  Black Rock Inc *                               15,890            460,810
  Legg Mason Inc                                 12,190            609,500
  Metris Cos Inc                                 39,750            998,719
                                                            --------------
                                                                 4,203,969
                                                            --------------

FOOD-- 1.50%
  Hain Celestial Group Inc *                     17,820            653,771
  Jack in the Box Inc *                          23,170            570,561
  Whole Foods Market Inc *                       13,430            554,827
                                                            --------------
                                                                 1,779,159
                                                            --------------

FUEL-- 2.57%
  Global Industries Inc *                        45,470            858,246
  Grey Wolf Inc *                               125,880            629,400
  Key Energy Services Inc *                      56,370            542,561
  Ocean Energy Inc *                             30,970            439,387
  Precision Drilling Corp *                      14,720            568,560
                                                            --------------
                                                                 3,038,154
                                                            --------------

HEALTH CARE--  16.48%
  Aclara BioSciences Inc *                       11,690            595,459
  Alkermes Inc *                                 20,110            947,684
  Biovail Corp *                                 15,770            874,249
  Caremark RX Inc *                              33,240            232,959
  Celgene Corp *                                 18,480          1,088,010
  Conmed Corp *                                  19,690            509,479
  Dendrite International Inc *                   33,260          1,107,974


  See notes to financial statements and notes to schedules of investments

                                                             June 30, 2000
SCHEDULES OF INVESTMENTS
PREFERRED SMALL CAP FUND (continued)
--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

HEALTH CARE (continued)
  Diversa Corp *                                 10,000      $     331,250
  Express Scripts Inc *                          16,600          1,031,275
  First Health Group Corp *                      22,280            731,063
  Idexx Labs Inc *                               23,020            526,583
  Inhale Therapeutic Systems *                    8,590            871,617
  Jones Pharma Inc                               25,465          1,017,008
  King Pharmaceuticals Inc *                     13,095            574,543
  Laboratory Corp American Holdings *             7,410            584,731
  Maxygen Inc *                                   5,200            295,181
  Medicis Pharmaceutical Corp *                  24,590          1,401,630
  Minimed Inc *                                   5,060            597,080
  Novoste Corp *                                 18,490          1,127,890
  Patterson Dental Co *                          18,740            955,740
  QLT Inc *                                      13,070          1,010,474
  Quest Diagnostics Inc *                        15,470          1,156,383
  Shire Pharmaceuticals Group *                  10,470            543,131
  Techne Corp *                                  10,770          1,400,100
                                                            --------------
                                                                19,511,493
                                                            --------------

INSURANCE-- .68%
  Radian Group Inc                               15,630            808,853
                                                            --------------
LEISURE TIME INDUSTRIES-- .68%
  Station Casinos Inc *                          32,000            800,000
                                                            --------------

MANUFACTURING-- 3.43%
  Advanced Energy Industries Inc *                8,050            474,447
  Asyst Technologies Inc *                       21,150            724,388
  Grant Pride Inc *                              24,730            618,250
  MSC Industrial Direct Co *                     28,580            598,394
  Mettler Toledo International Inc *             23,610            944,400
  Varian Inc *                                   15,170            699,716
                                                            --------------
                                                                 4,059,595
                                                            --------------

OFFICE EQUIPMENT & COMPUTERS-- 7.98%
  Active Software Inc *                          11,680            907,390
  Apex Inc *                                     25,490          1,115,188
  Boise Cascade Corp                             18,800            486,450
  C-COR.net Corporation *                        22,620            610,740
  Insight Enterprises Inc *                      24,370          1,445,446
  Integrated Circuit Systems Inc *               40,480            693,220
  MMC Networks Inc *                             12,390            662,091
  M-Systems Flash Disk Pioneers *                 9,940            774,078
  Newport Corp *                                 11,020          1,183,273
  PRI Automation Inc *                           15,890          1,039,057
  Polycom Inc *                                   5,600            526,925
                                                            --------------
                                                                 9,443,858
                                                            --------------


--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

PUBLISHING & BROADCASTING-- 2.42%
  Emmis Communications Corp *                    16,850      $     697,169
  Entercom Communications Corp *                 19,440            947,700
  Lifeminders Inc *                              18,090            534,786
  Radio One Inc *                                28,610            690,308
                                                            --------------
                                                                 2,869,963
                                                            --------------

SERVICE INDUSTRIES-- 9.27%
  AC Nielson Corp *                              34,280            754,160
  Breakaway Solutions Inc *                      30,690            828,630
  Core Laboratories NV *                         20,590            597,110
  Diamond Technology Partner Inc *               15,090          1,327,920
  Dycom Industries Inc *                         22,810          1,049,260
  Getty Images Inc *                             34,680          1,285,328
  Hall Kinion & Associates Inc *                 11,030            367,437
  Looksmart Ltd *                                33,260            615,310
  Modem Media Poppe Tyson Inc *                  39,110            486,431
  Predictive Systems Inc *                       13,370            480,484
  Rare Medium Group Inc *                        27,120            428,835
  Stolt Offshore SA *                            35,470            501,014
  True North Communications *                    27,500          1,210,000
  Veritical Net Inc *                            28,140          1,039,421
                                                            --------------
                                                                10,971,340
                                                            --------------

TELECOMMUNICATIONS-- 16.29%
  Advanced Fibre Communications *                25,680          1,163,625
  Allied Riser Communications Corp *             41,300            583,363
  Anaren Microwave Inc *                          4,300            564,308
  Aspect Communications Inc *                    26,480          1,040,995
  Audio Codes Ltd *                              12,150          1,458,000
  Celeritek Inc *                                21,830            890,937
  Clarent Corp *                                 12,230            874,445
  Digital Microwave Corp *                       30,380          1,158,238
  Ditech Communications Corp *                    9,800            926,713
  I3 Mobile Inc *                                30,250            555,844
  ITC Deltacom Inc *                             26,380            588,604
  Intermedia Communications Inc *                15,380            457,555
  Leap Wireless International lnc *               9,310            437,570
  MGC Communications Inc *                       16,590            994,363
  MRV Communications Inc *                       17,660          1,187,635
  Mastec Inc *                                   15,270            583,123
  McLeodUSA Inc *                                11,660            241,216
  Natural Microsystems Corp *                    13,800          1,551,638
  Pinnacle Holdings Inc *                        18,030            973,620
  Price Communications Corp *                    35,900            845,894
  Primus Telecommunications Group Inc *          30,220            751,723
  SBA Communications Corp *                      13,250            688,172
  Tekelec Inc *                                  16,060            773,891
                                                            --------------
                                                                19,291,472
                                                            --------------



  See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                                                  SCHEDULES OF INVESTMENTS


--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

TRANSPORTATION--  .95%
  Atlas Air Inc *                                18,970    $       680,544
  EGL Inc *                                      14,630            449,866
                                                            --------------
                                                                 1,130,410
                                                            --------------

TOTAL COMMON STOCK
  (Cost $104,289,950)                                          116,133,265
                                                            --------------
--------------------------------------------------------------------------
SHORT TERM INVESTMENTS-- 5.81%                   SHARES              VALUE
--------------------------------------------------------------------------

SHORT TERM INVESTMENT FUND--5.81%
  State Street Global Advisors
    Money Market Fund                         6,883,068          6,883,068
                                                            --------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $6,883,068)                                              6,883,068
                                                            --------------
TOTAL INVESTMENTS-- 103.90%
  (Cost $111,173,018)                                          123,016,333
                                                            --------------
OTHER ASSETS AND LIABILITIES--  -3.90%                          (4,627,754)
                                                            --------------

Total Net Assets-- 100%                                       $118,388,579
                                                            -=============


PREFERRED ASSET ALLOCATION FUND
--------------------------------------------------------------------------
COMMON STOCK-- 30.76%                            SHARES              VALUE
--------------------------------------------------------------------------

AEROSPACE--  .25%
  BF Goodrich Co                                    300   $         10,219
  Boeing Co                                       4,962            207,474
  General Dynamics Corp                           1,200             62,700
  Lockheed Martin Corp                            2,238             55,530
  Northrop Grumman Corp                             200             13,250
  Raytheon Co                                     1,900             36,575
  United Technologies Corp                        2,560            150,720
                                                            --------------
                                                                   536,468

--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

AUTOMOTIVE-- .29%
  Cooper Tire & Rubber Co                           200      $       2,225
  Cummins Engine Inc                                100              2,725
  Dana Corp                                       1,018             21,569
  Delphi Automotive Systems Corp                  3,407             49,614
  Eaton Corp                                        470             31,490
  Ford Motor Co                                   6,300            270,900
  General Motors Corp                             3,180            184,659
  Goodyear Tire and Rubber                          920             18,400
  Navistar International Corp Inc *                 210              6,523
  Paccar Inc                                        540             21,431
  Visteon Corp *                                    725              8,789
                                                            --------------
                                                                   618,325
                                                            --------------

BANKS-- 1.28%
  Amsouth Bancorporation                          1,750             27,563
  BB&T Corp                                       1,000             23,875
  Bank America Corp                               8,942            384,506
  Bank New York Inc                               4,200            195,300
  Bank One Corp                                   6,288            167,025
  Charter One Financial Inc                         600             13,800
  Chase Manhattan Corp                            6,713            309,218
  Comerica Inc                                      950             42,631
  Fifth Third Bancorp                             1,600            101,200
  First Union Corp                                5,348            132,697
  Firstar Corp Wisconsin                          5,681            119,656
  FleetBoston Financial Corp                      5,003            170,102
  JP Morgan & Co Inc                                920            101,315
  Keycorp                                         2,600             45,825
  MBNA Corp                                       2,402             65,154
  National City Corp                              3,200             54,600
  Old Kent Financial Corp                           420             11,235
  PNC Financial Services Group Inc                1,730             81,094
  Regions Financial Corp                            600             11,925
  Southtrust Corp                                   800             18,100
  State Street Corporation                        1,000            106,063
  Summit Bancorp                                    500             12,313
  Suntrust Banks Inc                              1,700             77,669
  U.S. Bancorp                                    3,684             70,917
  Union Planters Corp                             1,000             27,938
  Wachovia Corp                                   1,130             61,303
  Wells Fargo & Co                                8,890            344,488
                                                            --------------
                                                                 2,777,512
                                                            --------------

CHEMICALS-- .28%
  Air Products & Chemicals Inc                    1,360             41,905
  Dow Chemical Co                                 3,440            103,845
  Du Pont E I de Nemours & Co                     5,514            241,238
  Eastman Chemical Co                               475             22,681
  Engelhard Corp                                    967             16,499



  See notes to financial statements and notes to schedules of investments

                                                             June 30, 2000
SCHEDULES OF INVESTMENTS




PREFERRED ASSET ALLOCATION FUND (continued)
--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

CHEMICALS  (continued)
  Freeport McMoRan Copper & Gold Class B *        1,200       $     11,100
  Great Lakes Chemical Corp                         370             11,655
  Hercules Inc                                      720             10,125
  International Flavors & Fragrances                540             16,301
  Praxair Inc                                       930             34,817
  Rohm & Haas Co                                  1,216             41,952
  Union Carbide Corp                                820             40,590
  WR Grace & Co *                                   490              5,941
                                                            --------------
                                                                   598,649
                                                            --------------

COMPUTER SOFTWARE-- 2.28%
  Adobe Systems Inc                                 800            104,000
  Autodesk Inc                                      200              6,938
  Automatic Data Processing Inc                   3,660            196,039
  BMC Software Inc *                              1,300             47,430
  Citrix Systems Inc *                            1,100             20,831
  Computer Associates International Inc           3,268            167,281
  Computer Sciences Corp *                          900             67,219
  Compuware Corp *                                2,300             23,863
  Comverse Technology Inc *                       1,000             93,000
  Electronic Data Systems Corp                    2,600            107,250
  First Data Corp                                 2,500            124,063
  Mercury Interactive Corp *                        250             24,188
  Microsoft Corp *                               27,900          2,232,000
  Novell Inc *                                    2,000             18,500
  Oracle Corp *                                  15,304          1,286,492
  Parametric Technology Corp *                    1,800             19,800
  Peoplesoft Inc *                                1,550             25,963
  Siebel Systems Inc *                            1,000            163,563
  Veritas Software Corp *                         1,850            209,079
                                                            --------------
                                                                 4,937,499
                                                            --------------

CONGLOMERATES-- .14%
  Harcourt General Inc                              200             10,875
  Honeywell International Inc                     4,316            145,395
  Household International Inc                     1,413             58,728
  Pall Corp                                         333              6,161
  Perkinelmer Inc                                   100              6,613
  Pinnacle West Capital Corp                        200              6,775
  Rockwell International Corp                     1,100             34,650
  TRW Inc                                           700             30,363
                                                            --------------
                                                                   299,560
                                                            --------------
CONSUMER PRODUCTS-- 1.53%
  Alberto Culver Co Class B                         200              6,113
  Anheuser Busch Cos Inc                          2,480            185,225
  Avon Products Inc                               1,400             62,300
  Bed Bath & Beyond Inc *                           900             32,625


--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

CONSUMER PRODUCTS  (continued)
  Best Buy Co Inc *                               1,100       $     69,575
  Brown Forman Corp Class B                         200             10,750
  Circuit City Stores Inc                           600             19,913
  Clorox Co                                       1,320             59,153
  Coca Cola Co                                   13,080            751,283
  Coca Cola Enterprises Inc                       2,000             32,625
  Colgate Palmolive Co                            3,140            188,008
  Coors Adolph Co Class B                           100              6,050
  Ecolab Inc                                        400             15,625
  Fortune Brands Inc                              1,060             24,446
  Gillette Co                                     5,740            200,541
  Harley Davidson Inc                               900             34,650
  Liz Claiborne Inc                                 480             16,920
  Masco Corp                                      2,640             47,685
  Maytag Corp                                       200              7,375
  Newell Rubbermaid Inc                           1,505             38,754
  Nike Inc Class B                                1,580             62,904
  Pepsico Inc                                     7,580            336,836
  Philip Morris Cos Inc                          12,460            330,969
  Proctor & Gamble Co                             7,000            400,750
  Radioshack Corp                                   500             23,688
  Reebok International Ltd *                        520              8,288
  Russell Corp                                      100              2,000
  Seagram Ltd                                     2,370            137,460
  Starbucks Corp *                                  500             19,094
  Tupperware Corp                                   200              4,400
  UST Inc                                         1,060             15,569
  Unilever NV                                     2,960            127,280
  V F Corp                                          660             15,716
  Whirlpool Corp                                    530             24,711
                                                            --------------
                                                                 3,319,281
                                                            --------------

CONTAINERS & PACKING-- .03%
  Ball Corp                                         100              3,219
  Bemis Inc                                         200              6,725
  Crown Cork & Seal Inc                             870             13,050
  Pactiv Corp *                                   1,190              9,371
  Sealed Air Corp *                                 415             21,736
  Temple Inland Inc                                 400             16,800
                                                            --------------
                                                                    70,901
                                                            --------------

DISCOUNT & FASHION RETAILING-- 1.34%
  Autozone Inc *                                    900             19,800
  Consolidated Stores Corp *                        800              9,600
  Costco Wholesale Corp *                         2,530             83,490
  Dillards Inc Class A                              710              8,698
  Dollar General Corp                             1,702             33,189
  Federated Department Stores Inc *               1,200             40,500
  Gap Inc                                         4,634            144,813
  Home Depot Inc                                 12,434            620,923
  JC Penney Inc                                   1,500             27,656


  See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                                                  SCHEDULES OF INVESTMENTS


--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

DISCOUNT & FASHION RETAILING  (continued)
  K Mart Corp *                                   2,930      $      19,961
  Kohls Corp *                                    1,800            100,125
  Limited Inc                                     2,856             61,761
  Lowe's Cos Inc                                  1,100             45,169
  May Department Stores Co                        1,815            43,560
  Nordstrom Inc                                     920             22,195
  Sears Roebuck & Co                              2,000             65,250
  TJX Cos Inc                                       900             16,875
  Target Corp                                     2,480            143,840
  Tiffany & Co                                      200             13,500
  Toys R Us Inc *                                 1,770             25,776
  Wal Mart Stores Inc                            23,720          1,366,865
                                                            --------------
                                                                 2,913,546
                                                            --------------

ELECTRICAL & ELECTRONICS-- 3.76%
  Advanced Micro Devices Inc *                      700             54,075
  Agilent Technologies Inc *                      3,143            231,796
  Altera Corp *                                     800             81,550
  Ameren Corp                                       550             18,563
  Analog Devices Inc *                            1,550            117,800
  Broadcom Corp *                                   620            135,741
  Conexant Systems Inc *                          1,000             48,625
  Consolidated Edison Inc                         1,010             29,921
  Cooper Industries Inc                             582             18,951
  Emerson Electric Co                             2,380            143,693
  General Electric Co                            52,620          2,788,860
  Intel Corp                                     18,040          2,411,723
  Johnson Controls Inc                              300             15,394
  KLA Tencor Corp *                               1,100             64,419
  LSI Logic Corp *                                1,900            102,838
  Linear Technology Corp                          1,000             63,938
  Maxim Integrated Products Inc *                 1,000             67,938
  Micron Technology Inc *                         3,200            281,800
  Millipore Corp                                    100              7,538
  Molex Inc                                       1,250             60,156
  Motorola Inc                                   11,851            344,420
  National Semiconductor Corp *                     500             28,375
  National Service Industries Inc                   100              1,950
  Sanmina Corp *                                    400             34,200
  Solectron Corp *                                2,500            104,688
  Tektronix Inc                                     150             11,100
  Teradyne Inc *                                  1,100             80,850
  Texas Instruments Inc                           8,960            615,440
  Thermo Electron Corp *                          1,100             23,169
  Thomas & Betts Corp                               200              3,825
  Xilinx Inc *                                    1,900            156,869
                                                            --------------
                                                                 8,150,205
                                                            --------------


--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

FINANCE-OTHER-- 1.83%
  American Express Co                             7,350        $   383,119
  American General Corp                           1,438             87,718
  Associates First Capital Corp                   4,068             90,767
  Bear Stearns Cos Inc                              591             24,600
  Capital One Financial Corp                      1,200             53,550
  Cincinnati Financial Corp                         500             15,719
  Citigroup Inc                                  18,300          1,102,575
  Conseco Inc                                     1,898             18,506
  Countrywide Credit Industry Inc                   700             21,219
  Dun & Bradstreet Corp                           1,130             32,346
  Equifax Inc                                     1,000             26,250
  Federal Home Loan Mortgage Corp                 3,780            153,090
  Federal National Mortgage Association           5,500            287,031
  Golden West Financial Corp                      1,280             52,240
  H&R Block Inc                                     660             21,368
  Huntington Bancshares Inc                         619              9,788
  Jefferson Pilot Corp                              640             36,120
  Lehman Brothers Holding Corp                      800             75,650
  Mellon Financial Corp                           2,900            105,669
  Merrill Lynch & Co Inc                          2,220            255,300
  Morgan Stanley Dean Witter & Co                 6,226            518,315
  Northern Trust Corp                               700             45,544
  Paine Webber Group Inc                            800             36,400
  Paychex Inc                                     2,325             97,650
  Progressive Corp Ohio                             400             29,600
  Providian Financial Corp                          870             78,300
  SLM Holding Corp                                  900             33,694
  Schwab (Charles) Corp                           5,675            190,822
  Synovus Financial Corp                            800             14,100
  Washington Mutual Inc                           2,550             73,631
                                                            --------------
                                                                 3,970,681
                                                            --------------

FOOD-- .54%
  Albertsons Inc                                  2,388             79,401
  Archer Daniels Midland Co                       3,306             32,440
  Bestfoods                                       1,400             96,950
  Campbell Soup Co                                2,200             64,075
  ConAgra Inc                                     2,640             50,325
  General Mills Inc                               1,560             59,670
  Great Atlantic & Pacific Tea Inc                  100              1,663
  HJ Heinz Co                                     1,815             79,406
  Hershey Foods Corp                                720             34,920
  Kellogg Co                                      2,120             63,070
  Kroger Co *                                     3,300             72,806
  Nabisco Group Holdings Corp                     2,000             51,875
  Quaker Oats Co                                    660             49,583
  Ralston Purina Co                               1,730             34,492
  Safeway Inc *                                   2,900            130,863
  Sara Lee Corp                                   4,820             93,086
  Supervalu Inc                                     400              7,625


  See notes to financial statements and notes to schedules of investments

                                                             June 30, 2000
SCHEDULES OF INVESTMENTS


PREFERRED ASSET ALLOCATION FUND (continued)
--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------
FOOD (Continued)
  Sysco Corp                                      1,840       $     77,510
  Tricon Global Restaurants Inc *                   918             25,934
  WM Wrigley Jr Co                                  570             45,707
  Winn Dixie Stores Inc                             840             12,023
                                                            --------------
                                                                 1,163,424
                                                            --------------

FUEL-- 1.69%
  Amerada Hess Corp                                 610             37,668
  Anadarko Petroleum Corp                           900             44,381
  Apache Corp                                       600             35,288
  Ashland Inc                                       200              7,013
  Baker Hughes Inc                                1,640             52,480
  Burlington Resources Inc                        1,155             44,179
  Chevron Corp                                    3,460            293,451
  Coastal Corp                                    1,280             77,920
  Conoco Inc                                      3,528             86,656
  Exxon Mobile Corp                              18,334          1,439,219
  Halliburton Co                                  2,670            125,991
  Kerr McGee Corp                                   586             34,537
  Occidental Petroleum Inc                        2,310             48,654
  Oneok Inc                                         100              2,594
  Phillips Petroleum Co                           1,460             74,004
  Rowan Companies Inc *                             300              9,113
  Royal Dutch Petroleum Co                       11,400            701,813
  Schlumberger Ltd                                3,160            235,815
  Texaco Inc                                      2,920            155,490
  Tosco Corp                                        700             19,819
  Transocean Sedco Forex Inc                        930             49,717
  USX Marathon Group                              1,800             45,113
  Unocal Corp                                     1,500             49,688
                                                            --------------
                                                                 3,670,603
                                                            --------------

HEALTH CARE-- 3.72%
  Abbott Labs                                     8,280            368,978
  Allergan Inc                                      840             62,580
  Alza Corp *                                       700             41,388
  American Home Products Corp                     6,940            407,725
  Amgen Inc *                                     5,520            387,780
  Bard (C.R.) Inc                                   100              4,813
  Bausch & Lomb Inc                                 380             29,403
  Baxter International Inc                        1,580            111,094
  Becton Dickerson & Co                           1,420             40,736
  Biogen Inc *                                      700             45,150
  Biomet Inc                                        700             26,906
  Boston Scientific Corp *                        2,400             52,650
  Bristol Myers Squibb Co                        10,560            615,120
  CVS Corp                                        2,080             83,200
  Cardinal Health Inc                               800             59,200

--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

HEALTH CARE (continued)
  Columbia/HCA Healthcare Corp                    3,049       $     92,613
  Eli Lilly & Co                                  5,948            594,057
  Guidant Corp *                                  1,800             89,100
  Healthsouth Corp *                              1,900             13,656
  Humana Inc *                                    1,100              5,363
  IMS Health Inc                                  1,960             35,280
  Johnson & Johnson                               7,420            755,913
  Longs Drug Stores Corp                            100              2,175
  Mallinckrodt Inc                                  200              8,688
  Manor Care Inc *                                  300              2,100
  McKesson HBOC Inc                               1,530             32,034
  Medimmune Inc *                                   600             44,400
  Medtronic Inc                                   6,480            322,785
  Merck & Co Inc                                 12,360            947,085
  Pfizer Inc                                     33,515          1,608,720
  Pharmacia Corp                                  6,894            356,334
  Quintiles Transnational Corp *                    300              4,238
  Rite Aid Corp                                     800              5,250
  Schering Plough Corp                            7,860            396,930
  Sigma Aldrich                                     700             20,475
  St Jude Medical Inc *                             600             27,525
  Tenet Healthcare Corp                           1,760             47,520
  United Healthcare Corp *                        1,000             85,750
  Walgreen Corp                                   5,640            181,538
  Watson Pharmaceuticals Inc *                      300             16,125
  Wellpoint Health Networks Inc Class A *           400             28,975
                                                            --------------
                                                                 8,061,352
                                                            --------------

HOUSING & REAL ESTATE-- .03%
  Centex Corp                                       200              4,700
  Kaufman & Broad Home Corp                         100              1,981
  Owens Corning                                     200              1,850
  PPG Industries Inc                                880             38,995
  Pulte Corp                                        100              2,163
  Sherwin Williams Co                             1,080             22,883
                                                            --------------
                                                                    72,572
                                                            --------------

INSURANCE-- .83%
  Aetna Inc                                         766             49,168
  Aflac Inc                                         800             36,750
  Allstate Corp                                   4,258             94,741
  American International Group Inc                8,284            973,370
  Aon Corp                                          775             24,073
  Chubb Corp                                        960             59,040
  Cigna Corp                                      1,020             95,370
  Hartford Financial Services Group               1,220             68,244
  Lincoln National Corp Inc                       1,260             45,518
  Loews Corp                                        500             30,000
  MBIA Inc                                          300             14,456
  MGIC Investment Corp                              700             31,850



  See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                                                  SCHEDULES OF INVESTMENTS

--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

INSURANCE  (continued)
  Marsh & McLennan Cos Inc                        1,590        $   166,056
  Safeco Corp                                       760             15,105
  St Paul Cos Inc                                 1,262             43,066
  Torchmark Corp                                    900             22,219
  Unum Provident Corp                             1,376             27,606
                                                            --------------
                                                                 1,796,632
                                                            --------------

LEISURE TIME INDUSTRIES-- .47%
  American Greetings Corp Class A                   200              3,800
  Brunswick Corp                                    680             11,263
  Carnival Corp                                   3,300             64,350
  Darden Restaurants Inc                          1,030             16,738
  Eastman Kodak Co                                1,630             96,985
  Harrahs Entertainment Inc *                       350              7,328
  Hasbro Inc                                      1,153             17,367
  Hilton Hotels Corp                              2,020             18,938
  Marriott International Inc Class A1,              560             56,258
  Mattel Inc                                      2,569             33,879
  McDonalds Corp                                  7,300            240,444
  Polaroid Corp                                     100              1,806
  Walt Disney Co                                 11,280            437,805
  Wendy's International Inc                         300              5,344
                                                            --------------
                                                                 1,012,305
                                                            --------------

MANUFACTURING-- .91%
  Applied Materials Inc *                         4,400            398,750
  Armstrong Holdings Inc                            100              1,531
  Avery Dennison Corp                               300             20,138
  Black & Decker Corp                               300             11,794
  Briggs & Stratton Corp                            100              3,425
  Caterpillar Inc                                 1,920             65,040
  Corning Inc                                     1,550            418,306
  Crane Co                                          200              4,863
  Danaher Corp                                      800             39,550
  Deere & Co                                      1,360             50,320
  Dover Corp                                        600             24,338
  FMC Corp *                                        100              5,800
  ITT Industries Inc                                660             20,048
  Illinois Tool Works Inc                         1,720             98,040
  Ingersoll Rand Co                                 960             38,640
  Leggett & Platt Inc                               600              9,900
  Minnesota Mining & Manufacturing Co             2,160            178,200
  Owens Illinois Inc *                              700              8,181
  PE Corp                                           700             46,113
  Parker Hannifin Corp                              325             11,131
  Snap On Inc                                       200              5,325
  Springs Industries Inc                            100              3,200
  Stanley Works                                     300              7,125
  Textron Inc                                       780             42,364


--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

MANUFACTURING  (continued)
  Timken Co                                         200     $        3,725
  Tyco International Ltd                          9,242            437,840
  Vulcan Materials Co                               500             21,344
                                                            --------------
                                                                 1,975,031
                                                            --------------

METALS & MINING-- .15%
  Alcan Aluminum Ltd                              1,210             37,510
  Alcoa Inc *                                     4,948            143,494
  Allegheny Technologies Inc                        288              5,184
  Barrick Gold Corp                               2,400             43,650
  Bethlehem Steel Corp *                            400              1,425
  Homestake Mining Corp                           1,790             12,306
  Inco Ltd *                                      1,060             16,298
  Newmont Mining Corp                               518             11,202
  Nucor Corp                                        300              9,956
  Phelps Dodge Corp                                 601             22,350
  Placer Dome Inc                                 1,850             17,691
  USX US Steel Group                                700             12,994
  Worthington Industries Inc                        250              2,625
                                                            --------------
                                                                   336,685
                                                            --------------

OFFICE EQUIPMENT & COMPUTERS-- 3.61%
  3Com Corp *                                     2,000            115,250
  Adaptec Inc *                                     700             15,925
  American Power Conversion Corp *                  600             24,488
  Apple Computer *                                2,100            109,988
  Cabletron Systems Inc *                           900             22,725
  Ceridian Corp *                                   400              9,625
  Cisco Systems Inc *                            37,080          2,356,898
  Compaq Computer Corp                            9,455            241,693
  De Luxe Corp                                      550             12,959
  Dell Computer Corp *                           14,000            690,375
  EMC Corp *                                     11,600            892,475
  Gateway Inc *                                   1,800            102,150
  Hewlett Packard Co                              5,520            689,310
  International Business Machines                 9,600          1,051,800
  Lexmark International Group Inc *                 900             60,525
  NCR Corp *                                        300             11,681
  Network Appliance Inc *                         1,700            136,850
  Novellus Systems Inc *                            500             28,281
  Office Depot Inc *                              1,900             11,875
  Pitney Bowes Inc                                1,700             68,000
  QUALCOMM Inc *                                  4,000            240,000
  Seagate Technology *                            1,500             82,500
  Staples Inc *                                   2,650             40,744
  Sun Microsystems Inc *                          7,900            718,406
  Unisys Corp *                                     900             13,106
  Xerox Corp                                      3,940             81,755
                                                            --------------
                                                                 7,829,384
                                                            --------------


  See notes to financial statements and notes to schedules of investments

                                                             June 30, 2000
SCHEDULES OF INVESTMENTS

PREFERRED ASSET ALLOCATION FUND (continued)
--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

PAPER & FOREST PRODUCTS-- .19%
  Boise Cascade Corp                                200      $       5,175
  Fort James Corp                                   600             13,875
  Georgia Pacific Group                           1,130             29,616
  International Paper Co                          2,688             80,136
  Kimberly Clark Co                               3,046            174,764
  Louisiana Pacific Corp                            960             10,440
  Mead Corp                                         300              7,575
  Potlatch Corp                                     100              3,313
  Westvaco Corp                                     700             17,369
  Weyerhaeuser Co                                 1,350             58,050
  Williamette Industries Inc                        700             19,075
                                                            --------------
                                                                   419,388
                                                            --------------

PUBLISHING & BROADCASTING-- .79%
  Clear Channel Communications *                  1,800            135,000
  Comcast Corp Class A *                          3,800            153,900
  Dow Jones & Co Inc                                670             49,078
  Gannett Inc                                     1,620             96,896
  Knight Ridder Inc                                 520             27,658
  McGraw Hill Inc                                 1,220             65,880
  Meredith Corp                                     100              3,375
  New York Times Co Class A                         500             19,750
  Time Warner Inc                                 6,740            512,240
  Tribune Co                                      1,625             56,875
  Viacom Inc Class B *                            8,613            587,299
                                                            --------------
                                                                 1,707,951
                                                            --------------

SERVICE INDUSTRIES-- .81%
  Allied Waste Industries Inc *                   1,100             11,000
  America Online Inc *                           11,800            622,450
  Cendant Corp *                                  4,308             60,312
  Convergys Corp *                                  500             25,938
  Fedex Corp *                                    1,692             64,296
  Fluor Corp                                        550             17,394
  Franklin Resources Inc                          1,600             48,600
  Genuine Parts Co                                1,125             22,500
  Interpublic Group Cos Inc                         900             38,700
  McDermott International Inc                       200              1,763
  Media One Group Inc *                           3,470            232,178
  Omnicom Group Inc                                 900             80,156
  RR Donnelley & Sons Co                            770             17,373
  Sabre Holdings Corp                               692             19,722
  Sapient Corp *                                    200             21,388
  T. Rowe Price Associates Inc                      400             17,000
  WW Grainger Inc                                   300              9,244
  Waste Management Inc                            3,359             63,821
  Yahoo Inc *                                     3,000            371,625
  Young & Rubicam Inc                               200             11,438
                                                            --------------
                                                                 1,756,898
                                                            --------------

--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

TELECOMMUNICATIONS-- 3.18%
  ADC Telecommunications Inc *                    2,000        $   167,750
  AT&T Corp                                      17,275            546,322
  Alltel Corp                                     1,400             86,713
  Andrew Corp *                                     205              6,880
  BellSouth Corp                                 10,320            439,890
  CenturyTel Inc                                  1,000             28,750
  GTE Corp                                        5,210            324,323
  Global Crossing Ltd *                           4,555            119,853
  Lucent Technologies Inc                        17,371          1,029,232
  Nextel Communications Inc Class A *             3,400            208,038
  Nortel Networks Corp                           15,360          1,048,320
  SBC Communications Inc                         18,382            795,022
  Scientific Atlanta Inc                            500             37,250
  Sprint Corp *                                   9,430            517,565
  Tellabs Inc *                                   2,300            157,406
  US West Inc                                     2,794            239,586
  Verizon Communications                          8,352            424,386
  Worldcom Inc                                   15,383            705,695
                                                            --------------
                                                                 6,882,981
                                                            --------------

TRANSPORTATION-- .18%
  AMR Corp *                                        820             21,679
  Burlington Northern Santa Fe                    2,402             55,096
  CSX Corp                                        1,220             25,849
  Delta Airlines Inc                                720             36,405
  Kansas City Southern Industries Inc               700             62,081
  Norfolk Southern Corp                           2,050             30,494
  Ryder Systems Inc                                 200              3,788
  Southwest Airlines Co                           2,837             53,726
  US Airways Group Inc *                            200              7,800
  Union Pacific Corp                              1,430             53,178
  Union Pacific Resources Group Inc               1,819             40,018
                                                            --------------
                                                                   390,114
                                                            --------------

UTILITIES & POWER-- .65%
  AES Corp *                                      2,500            114,063
  American Electric Power Inc                     1,560             46,215
  CMS Energy Corp                                   600             13,275
  CP&L Energy Inc *                                 790             25,231
  Cinergy Corp                                      506             12,871
  Columbia Energy Corp                              200             13,125
  Constellation Energy Group Inc                    760             24,748
  DTE Energy Co                                     680             20,783
  Dominion Resources Inc                          1,522             65,256
  Duke Energy Co                                  1,651             93,075
  Eastern Enterprises                               100              6,300
  Edison International                            1,930             39,565
  El Paso Energy Corp                               700             35,656
  Enron Corp                                      4,100            264,450
  Entergy Corp                                    1,380             37,519


  See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                                                  SCHEDULES OF INVESTMENTS

--------------------------------------------------------------------------
COMMON STOCK                                     SHARES              VALUE
--------------------------------------------------------------------------

UTILITIES & POWER  (continued)
  FPL Group Inc                                     890     $       44,055
  First Energy Corp                               1,150             26,878
  Florida Progress Corp                             600             28,125
  GPU Inc                                           400             10,825
  New Century Energies Inc                          500             15,000
  Niagara Mohawk Holdings Inc *                   1,190             16,586
  Nicor Inc                                         100              3,258
  Northern Systems Power Co                         760             15,338
  PPL Corp                                          400              8,775
  PG&E Corp                                       1,970             48,506
  Peco Energy Co                                  1,050             42,323
  Peoples Energy Corp                               100              3,233
  Public Services Enterprise Group                1,030             35,659
  Reliant Energy Inc                              1,572             46,472
  Sempra Energy                                     600             10,200
  Southern Co                                     3,490             81,361
  Sunoco Inc                                        621             18,281
  TXU CORP                                        1,437             42,385
  Unicom Corp                                     1,060             41,004
  Williams Cos Inc                                1,310             54,606
                                                            --------------
                                                                 1,405,002
                                                            --------------

TOTAL COMMON STOCK
  (Cost $35,793,511)                                            66,672,949
                                                            --------------


--------------------------------------------------------------------------
FIXED INCOME-- 54.48%                               PAR              VALUE
--------------------------------------------------------------------------

U.S. TREASURY-- 54.48%
  United States Treasury Bonds
   5.25%  November 15, 2028                  $2,145,000          1,899,333
   5.25%  February 15, 2029                   2,085,000          1,850,438
   5.50%  August 15, 2028                     4,750,000          4,356,653
   6.00%  February 15, 2026                   1,547,000          1,514,853
   6.125% November 15, 2027                   5,340,000          5,328,305
   6.125% August 15, 2029                     1,230,000          1,242,300
   6.25%  August 15, 2023                     1,720,000          1,733,966
   6.375% August 15, 2027                     4,695,000          4,835,099
   6.50%  November 15, 2026                   2,876,000          3,004,068
   6.625% February 15, 2027                     730,000            775,056
   6.75%  August 15, 2026                       900,000            968,481
   6.875% August 15, 2025                     2,495,000          2,719,151
   7.125% February 15, 2023                   5,020,000          5,579,278
   7.25%  May 15, 2016                        4,505,000          4,965,366
   7.25%  August 15, 2022                       940,000          1,057,350
   7.50%  November 15, 2016                   2,000,000          2,258,740
   7.50%  November 15, 2024                   1,895,000          2,208,262
   7.625% November 15, 2022                   2,955,000          3,457,350



--------------------------------------------------------------------------
FIXED INCOME                                        PAR              VALUE
--------------------------------------------------------------------------

U.S. TREASURY (continued)
   7.625%  February 15, 2025                 $2,835,000     $    3,352,388
   7.875%  February 15, 2021                  1,250,000          1,487,500
   8.00%   November 15, 2021                  7,240,000          8,752,508
   8.125%  August 15, 2019                    1,780,000          2,151,860
   8.125%  May 15, 2021                       3,939,000          4,806,210
   8.125%  August 15, 2021                    2,085,000          2,547,286
   8.50%   February 15, 2020                  1,603,000          2,010,258
   8.75%   May 15, 2017                       3,680,000          4,635,070
   8.75%   May 15, 2020                       3,055,000          3,921,367
   8.75%   August 15, 2020                    4,000,000          5,142,480
   8.875%  August 15, 2017                    3,020,000          3,849,564
   8.875%  February 15, 2019                  3,049,000          3,924,154
   9.00%   November 15, 2018                    350,000            454,507
   9.125%  May 15, 2018                       1,125,000          1,470,938
   9.25%   February 15, 2016                    600,000            778,596
   9.875%  November 15, 2015                    550,000            745,767
  10.375%  November 15, 2012                  3,320,000          4,082,040
  10.625%  August 15, 2015                    2,475,000          3,524,945
  11.25%   February 15, 2015                  1,185,000          1,747,318
  11.75%   November 15, 2014                  2,165,000          2,981,941
  12.00%   August 15, 2013                    3,095,000          4,178,250
  12.50%   August 15, 2014                      230,000            325,988
  12.75%   November 15, 2010                    370,000            473,311
  13.25%   May 15, 2014                         215,000            313,666
  13.875%  May 15, 2011                         220,000            298,410
  14.00%   November 15, 2011                    250,000            347,188
                                                            --------------
                                                               118,057,559
                                                            --------------

TOTAL FIXED INCOME
  (Cost $118,035,972)                                          118,057,559
                                                            --------------

TOTAL INVESTMENTS AT VALUE
  (Cost $153,829,483)                                          184,730,508
                                                            --------------



--------------------------------------------------------------------------
Short Term Investments -- 13.61%             Par/Shares              Value
--------------------------------------------------------------------------

COMMERCIAL PAPER-- 7.09%
  AT&T Corp
   6.52%  July 14, 2000 @#                    2,650,000          2,638,961
  Associates Corp of North America
   6.90%  July 3, 2000 @#                     4,735,195          4,733,380
  Ciesco
   6.56%  July 5, 2000 @#                     3,300,000          3,297,595
  General Electric Capital Corp
   6.50%  July 10, 2000 @#                    1,400,000          1,397,725
  Phillip Morris Companies Inc
   6.52%  July 21, 2000 @#                    3,300,000          3,288,047
                                                            --------------
                                                                15,355,708
                                                            --------------

  See notes to financial statements and notes to schedules of investments

                                                                   June 30, 2000
SCHEDULES OF INVESTMENTS


PREFERRED ASSET ALLOCATION FUND (continued)
--------------------------------------------------------------------------
SHORT TERM INVESTMENTS                       PAR/SHARES              VALUE
--------------------------------------------------------------------------

REPURCHASE AGREEMENTS-- 5.41%
  State Street Repo 5.25% July 3, 2000
  (Cost - $11,725,000)(Dated June 30, 2000,
  due July 3, 2000, collateralized by $10,755,000
  U.S. Treasury Bond 7.25%, May 15, 2016,
  Market Value $11,964,938
  Repurchase Proceeds $11,730,130)          $11,725,000      $  11,725,000
                                                            --------------

SHORT TERM INVESTMENT FUND-- .27%
  State Street Global Advisors
   Money Market Fund                            594,385            594,385
                                                            --------------

U.S. TREASURY-- .84%
  United States Treasury Bills
   5.635%  September 21, 2000 @               1,835,000          1,811,447
                                                            --------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $29,486,540)                                            29,486,540
                                                            --------------

TOTAL INVESTMENTS-- 98.85%
  (Cost $183,316,023)                                          214,217,048
                                                            --------------

OTHER ASSETS AND LIABILITIES-- 1.15%                             2,493,792
                                                            --------------

TOTAL NET ASSETS-- 100%                                       $216,710,840
                                                            ==============



PREFERRED FIXED INCOME FUND
--------------------------------------------------------------------------
FIXED INCOME-- 96.24%                               PAR+             VALUE
--------------------------------------------------------------------------

ASSET BACKED-- 8.22%
  Carco Auto Loan Master Trust
   5.78%  March 15, 2004                     $1,650,000       $  1,615,961
  Coti Mortgage Home Equity Loan Trust
   6.57% March 15, 2023                       4,000,000          3,677,480
  EQCC Home Equity Loan Trust
   6.41%  December 15, 2004                   1,600,000          1,563,456
  Ford Credit Auto Owner Trust
   6.82%  June 17, 2002                       5,000,000          4,989,050
  Sears Credit Account Master Trust
   6.45%  November 15, 2009                   2,000,000          1,936,250
                                                            --------------
                                                                13,782,197
                                                            --------------

COLLATERALIZED MORTGAGE OBLIGATIONS-- 18.24%
  Chase Commercial Mortgage Securities Corp
   7.656%  June 15, 2008                      5,551,458          5,616,498
  Chase Manhattan Bank First Union
   7.134%  July 15, 2007                      1,188,129          1,172,721
  Commercial Mortgage Acceptance Corp
   6.03%  March 15, 2008                      5,200,000          4,752,313
    6.57%  October 15, 2007                   4,000,000          3,811,000
  DLJ Commercial Mortgage Corp
   7.62%  May 10, 2010                        3,060,000          3,072,431
  DLJ Mortgage Acceptance Corp
   6.50%  October 19, 2029                    3,641,784          3,406,197
  Federal Home Loan Mortgage Corp
    6.50%  July 15, 2016                      1,323,314          1,307,183
  Federal National Mortgage Assn Gtd
   5.50%  December 25, 2008                   1,200,000          1,129,500
  First Union Lehman Brothers Commercial
    6.60%  May 18, 2007                       5,845,000          5,653,211
  Morgan Stanley Capital I Inc
    6.25%  July 15, 2007                        661,272            642,880
                                                            --------------
                                                                30,563,934
                                                            --------------

ELECTRIC-- .34%
  TXU Eastern Funding Co **
    6.75%  May 15, 2009                         625,000            562,275
                                                            --------------

FINANCE & BANKING-- 4.29%
  CIT Group Inc
   5.92%  November 8, 2002                    1,500,000          1,443,120
  Cho Hung Bank **
   11.875% April 1, 2010                         90,000             85,950
  Ford Motor Credit Co
   5.75%  February 23, 2004                   1,095,000          1,031,370
  HSBC Capital Funding DLR **
   10.176%  December 31, 2049                   775,000            831,304
  Keycorp Institutional Capital B
   8.25%  December 15, 2026                   1,000,000            892,580


  See notes to financial statements and notes to schedules of investments

The Preferred Group of Mutual Funds
                                                  SCHEDULES OF INVESTMENTS



--------------------------------------------------------------------------
FIXED INCOME                                        PAR+             VALUE
--------------------------------------------------------------------------

FINANCE & BANKING   (continued)
  Toyota Motor Credit Corp
   5.625%  November 13, 2003                 $1,000,000       $    956,131
  Wachovia Corp
    6.70%  June 21, 2004                      2,000,000          1,951,680
                                                            --------------
                                                                 7,192,135
                                                            --------------

FOREIGN GOVERNMENT-- 1.57%
  Argentina Republic
    9.75%  September 19, 2027                    25,000             19,376
  Argentina Republic
    12.00%  February 1, 2020                    145,000            134,850
  Brazil (Federal Republic)
    12.75%  January 15, 2020                     30,000             28,620
  Columbia Republic
   11.75%  February 25, 2020                     30,000             24,525
  Columbia Republic
   9.75%  April 23, 2009                         60,000             46,800
  Mexico
   11.375%  September 15, 2016                  660,000            748,110
  Panama Republic
   4.00%  July 17, 2016                         158,550            130,415
  Peru Republic
   4.50%  March 7, 2017                         260,000            174,850
  Philippines Republic
   10.625%  March 16, 2025                      110,000             93,500
  Quebec Providence of Canada
    7.50%  September 15, 2029                 1,200,000          1,178,892
  Turkey Republic
    11.875%  January 15, 2030                    50,000             53,188
                                                            --------------
                                                                 2,633,126
                                                            --------------

GOVERNMENT SPONSORED-- 33.33%
  Federal Home Loan
   7.00%  May 1, 2029                         2,252,248          2,165,221
  Federal National Mortgage Association
    6.00%  March 1, 2014                         81,572             77,136
   6.00%  January 1, 2030                     4,687,246          4,290,283
   6.50%  July 1, 2013                          296,155            285,419
   6.50%  September 1, 2013                     281,470            271,266
   6.50%  October 1, 2013                       314,533            303,131
   6.50%  February 1, 2014                      309,851            298,619
   6.50%  December 1, 2014                      113,205            109,101
   6.50%  November 1, 2028                      451,832            426,416
   6.50%  January 1, 2029                       869,585            820,670
   6.50%  February 1, 2029                      875,971            826,698
   6.50%  March 1, 2029                          83,627             78,922
   6.50%  April 1, 2029                         933,733            891,145
    6.50%  June 1, 2029                          86,348             81,491
    6.50%  August 1, 2029                       441,331            416,506



--------------------------------------------------------------------------
FIXED INCOME                                        PAR+             VALUE
--------------------------------------------------------------------------

GOVERNMENT SPONSORED    (continued)
    6.50%  December 1, 2029                $     50,687     $       47,789
    6.50%  January 1, 2030                      120,143            113,272
    7.00%  June 1, 2014                         182,078            178,606
    7.00%  August 1, 2014                        87,763             86,090
    7.00%  October 1, 2014                    1,379,965          1,353,649
    7.00%  February 1, 2015                      42,177             41,373
    7.00%  March 1, 2015                      3,322,628          3,259,265
    7.00%  November 1, 2025                     303,930            294,526
    7.00%  October 1, 2028                      314,404            303,793
    7.00%  August 1, 2029                       492,189            475,115
    7.00%  October 1, 2029                      990,120            955,773
    7.00%  December 1, 2099 TBA               3,925,000          3,788,842
    7.125%  January 15, 2030                    735,000            740,395
    7.25%  January 15, 2010                   4,845,000          4,893,789
    7.50%  March 1, 2015                        221,387            220,625
    7.50%  May 1, 2015                          908,616            905,490
    7.50%  June 1, 2015                       1,483,182          1,471,955
    7.50%  August 1, 2029                       332,614            327,831
    7.50%  October 1, 2029                      825,916            814,040
    7.50%  November 1, 2029                     510,139            502,803
    7.50%  January 1, 2030                    1,712,898          1,688,267
    7.50%  February 1, 2030                   1,328,614          1,309,509
    7.50%  March 1, 2030                        363,175            357,953
    7.50%  April 1, 2030                      1,952,012          1,906,571
    7.50%  May 1, 2030                          263,198            259,413
    7.50%  June 1, 2030                       4,762,927          4,694,435
    7.50%  December 1, 2099 TBA               8,110,000          7,993,378
    8.00%  January 1, 2030                      410,305            411,971
    8.00%  March 1, 2030                      2,435,388          2,445,275
    8.00%  June 1, 2030                       1,999,900          2,008,019
    8.00%  July 1, 2030                         653,859            656,514
                                                            --------------
                                                                55,848,350
                                                            --------------

INDUSTRIALS-- 3.84%
  Amerada Hess Corp
   7.875%  October 1, 2029                      700,000            684,467
  Ford Motor Co
   9.00%  September 15, 2001                  1,695,000          1,722,849
  Lakehead Pipeline Co Ltd
   7.125%  October 1, 2028                      350,000            307,046
  Mariner Health Group Inc ***
   9.50%  April 1, 2006                         400,000              3,500
  Oil Purchase Co **
   7.10%  April 30, 2002                        727,679            690,560
  Rohm & Haas Co
   7.85%  July 15, 2029                       1,400,000          1,415,708
  Time Warner Inc
   6.625%  May 15, 2029                         850,000            701,616
  Ultramar Diamond Shamrock Corp
   6.75%  October 15, 2037 #                  1,000,000            902,680
                                                            --------------
                                                                 6,428,426
                                                            --------------


  See notes to financial statements and notes to schedules of investments

                                                             June 30, 2000
SCHEDULES OF INVESTMENTS

--------------------------------------------------------------------------
PREFERRED FIXED INCOME (continued)

--------------------------------------------------------------------------
FIXED INCOME                                        PAR+             VALUE
--------------------------------------------------------------------------

MORTGAGE RELATED-OTHER MARKETABLE-- 1.18%
  Ocwen Residential MBS Corp **
   7.00%  October 25, 2030                   $2,057,536     $    1,979,416
                                                            --------------

TELECOMMUNICATIONS-- 3.09%
  Adelphia Communications Corp
   7.875%  May 1, 2009 #                        200,000            169,000
    9.375%  November 15, 2009                   100,000             92,750
  Charter Communication Holdings
   8.25%  April 1, 2007                         350,000            309,750
  Global Crossing Ltd
   9.125%  November 15, 2006                    230,000            220,800
  Liberty Media Corp
   8.25%  February 1, 2030                      835,000            766,330
  McLeod USA Inc
   9.25%  July 15, 2007                         235,000            226,188
  Sprint Capital Corp
   5.70%  November 15, 2003                   1,500,000          1,414,920
  US West Capital Funding Inc
   6.25%  July 15, 2005                       1,000,000            936,850
  Vodafone AirTouch **
   7.625%  February 15, 2005                    750,000            750,548
  Williams Communications Corp
   10.70%  October 1, 2007                      300,000            298,500
                                                            --------------
                                                                 5,185,636
                                                            --------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES-- 8.37%
  Government National Mortgage Association
    6.50%  December 15, 2028                  4,984,425          4,732,064
    7.50%  June 15, 2028                      3,929,644          3,906,341
    8.00%  April 15, 2030                     5,331,467          5,388,087
                                                            --------------
                                                                14,026,492
                                                            --------------

U.S. TREASURY-- 13.77%
  United States Treasury Bonds
    5.25%  February 15, 2029 #                2,315,000          2,054,563
   6.50%  November 15, 2026                     260,000            271,578
   6.75%  August 15, 2026                     6,510,000          7,005,346
    8.875%  February 15, 2019                 6,260,000          8,056,808
  United States Treasury Notes
    6.00%  August 15, 2004                    3,335,000          3,303,718
   6.00%  August 15, 2009                       150,000            148,805
   6.50%  February 15, 2010 #                 1,485,000          1,535,812
   6.875%  May 15, 2006                         675,000            694,724
                                                            --------------
                                                                23,071,354
                                                            --------------

TOTAL FIXED INCOME
  (Cost $162,118,567)                                          161,273,341
                                                            --------------




--------------------------------------------------------------------------
SHORT TERM INVESTMENTS-- 9.74%                      PAR+             VALUE
--------------------------------------------------------------------------

FINANCE & BANKING-- 4.35%
  American Express Credit Corp
   6.879%  July 3, 2000 @                    $6,000,000     $    5,997,707
  Security Pacific Corp MTN
    10.30%  May 15, 2001 @                    1,250,000          1,282,537
                                                            --------------
                                                                 7,280,244
                                                            --------------

INDUSTRIALS--2.98%
  General Electric Capital Corp
   6.90%  July 3, 2000 @                      5,000,000          4,998,083
                                                            --------------

GOVERNMENT SPONSORED-- 2.23%
  Federal Home Loan Mortgage
   6.57%  July 3, 2000 @                      3,743,000          3,741,634
                                                            --------------

U.S. Treasury-- .18%
  United States Treasury Notes
   5.625%  November 30, 2000 @                  300,000            299,202
                                                            --------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $16,308,800)                                            16,319,163
                                                            --------------

TOTAL INVESTMENTS-- 105.98%
  (Cost $178,427,367)                                          177,592,504
                                                            --------------

OTHER ASSETS AND LIABILITIES--  -5.98%                         (10,018,273)
                                                            --------------

TOTAL NET ASSETS-- 100%                                       $167,574,231
                                                            ==============

The Preferred Group of Mutual Funds
                                                  SCHEDULES OF INVESTMENTS


PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------
FIXED INCOME-- 95.76%                               PAR              VALUE
--------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS-- 22.57%
  Federal Home Loan Mortgage Corp
   5.50%  June 15, 2008                      $1,217,738      $   1,188,050
   6.00%  February 15, 2007                     254,510            253,713
   6.25%  January 15, 2015                    3,152,792          3,134,064
   6.59%  June 25, 2012                         365,166            363,402
  Federal Home Loan Mortgage Gtd
   5.75%  January 15, 2006                      594,849            591,500
    5.75%  November 15, 2020                    304,185            301,143
    5.89%  July 15, 2008                      1,181,701          1,182,800
    5.89%  December 15, 2023                  1,534,868          1,533,901
    6.00%  December 15, 2017                    131,248            130,838
    6.50%  August 15, 2018                    1,302,403          1,297,923
    6.75%  February 15, 2006                    524,503            523,192
    6.75%  March 15, 2019                       595,814            593,949
    7.00%  May 15, 2006                         391,543            390,564
    8.40%  April 15, 2021                       175,000            178,992
  Federal National Mortgage
    Association Gtd
    5.60%  May 25, 2018                         262,139            260,582
    5.75%  February 25, 2017                    153,171            152,456
    5.80%  September 25, 2006                   304,751            302,846
    6.25%  December 18, 2019                    754,457            749,500
  Federal National Mortgage
    Association REMIC
    6.75%  March 25, 2019                     1,695,103          1,686,627
    7.50%  May 25, 2007                         415,589            416,495
    8.00%  January 25, 2019                     971,522            976,681
                                                            --------------
                                                                16,209,218
                                                            --------------

FEDERAL AGENCY POOLED-- 2.41%
  Federal National Mortgage Association
    5.50%  November 1, 2002                     669,093            648,465
    6.50%  April 1, 2003                      1,095,955          1,078,893
                                                            --------------
                                                                 1,727,358
                                                            --------------

GOVERNMENT SPONSORED-- 64.51%
  Federal Farm Credit Bonds
   6.875%  May 1, 2002                        3,000,000          2,996,250
  Federal Home Loan Banks
   5.23%  November 16, 2001                   1,000,000            977,500
    6.00%  November 15, 2001                  5,000,000          4,942,200
    6.00%  August 15, 2002                   12,000,000         11,765,640
    6.60%  January 11, 2002                   2,000,000          1,986,240
    7.00%  November 22, 2004                  2,000,000          1,956,240
    7.22%  August 28, 2002                    2,000,000          1,994,680
    7.625%  December 21, 2001                 1,000,000          1,001,800



--------------------------------------------------------------------------
FIXED INCOME                                        PAR              VALUE
--------------------------------------------------------------------------

GOVERNMENT SPONSORED   (continued)
  Federal Home Loan Mortgage Corp
   5.75%  July 15, 2003                      $5,000,000       $  4,828,900
    6.25%  October 15, 2002                   3,000,000          2,955,480
  Federal National Mortgage Association
   7.47%  May 7, 2007                         7,500,000          7,408,575
    7.68%  April 24, 2007                     1,000,000            980,780
  Overseas Private Investment Corp
   6.13%  September 15, 2001                  1,041,666          1,041,666
  Student Loan Marketing Trust
   6.34%  October 27, 2008                    1,500,000          1,498,125
                                                            --------------
                                                                46,334,076
                                                            --------------

U.S. TREASURY-- 6.27%
  United States Treasury Notes
   6.375%  June 30, 2002                      4,500,000          4,501,393
                                                            --------------

TOTAL FIXED INCOME
  (Cost $69,045,384)                                            68,772,045
                                                            --------------

--------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 2.93%              PAR/SHARES              VALUE
--------------------------------------------------------------------------

GOVERNMENT SPONSORED-- 2.77%
  Federal Home Loan Banks
   6.50%  January 26, 2001 @                  2,000,000          1,994,060
                                                            --------------

SHORT TERM INVESTMENT FUND-- .16%
  State Street Global Advisors
   Money Market Fund                            114,176            114,176
                                                            --------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $2,113,864)                                              2,108,236
                                                            --------------

TOTAL INVESTMENTS-- 98.69%
  (Cost $71,159,248)                                            70,880,281
                                                            --------------

OTHER ASSETS AND LIABILITIES-- 1.31%                               940,154
                                                            --------------

TOTAL NET ASSETS-- 100%                                        $71,820,435
                                                            ==============


  See notes to financial statements and notes to schedules of investments

June 30, 2000
                                                  SCHEDULES OF INVESTMENTS



PREFERRED MONEY MARKET FUND
--------------------------------------------------------------------------
SHORT TERM INVESTMENTS-- 102.32%                    PAR              VALUE
--------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT-- 17.88%
  Abbey National Treasury Services
   6.47%  January 10, 2001 @                 $2,000,000       $  1,999,497
  Bank of America Charlotte NC
   6.75%  August 17, 2000 @                   3,000,000          3,000,000
  Bayerische Landesbank
    5.93%  October 2, 2000 @                  2,500,000          2,498,887
  Canadian Imperial Bank
    7.42%  June 4, 2001 @                     1,000,000            999,738
  Deutsche Bank New York
   6.19%  December 1, 2000 @                  3,000,000          2,999,161
  Landesbank Hessen
   7.143%  May 8, 2001 @                      1,000,000            999,940
  Lloyds Bank of New York
    7.20%  June 15, 2001 @                    1,000,000            999,729
  Nationsbank Texas
   6.75%  August 15, 2000 @                   1,000,000          1,000,864
  Rabobank Netherlands
   6.66%  March 9, 2001 @                     1,000,000            999,674
   6.755%  April 10, 2001 @                   3,000,000          2,999,674
  Suntrust Bank Georgia
   6.24%  July 6, 2000 @                      2,000,000          2,000,000
  Union Bank of Switzerland
   6.235%  December 4, 2000 @                 1,000,000            999,695
    6.39%  December 21, 2000 @                3,000,000          2,999,323
   6.88%  April 30, 2001 @                    1,250,000          1,249,803
                                                            --------------
                                                                25,745,985
                                                            --------------

COMMERCIAL PAPER-- 27.96%
  Alpine Securitization Corp
   6.599%  July 25, 2000 @                    3,000,000          2,986,800
  American Express Credit Corp
   6.54%  July 6, 2000 @                      2,000,000          1,998,183
   6.879%  July 3, 2000 @                     4,000,000          3,998,471
  Bavaria Trr Corp Cp
    6.55%  July 11, 2000 @                    1,000,000            998,181
  Bellsouth Telecommunications Inc
   6.519%  July 12, 2000 @                    1,000,000            998,008
  Credit Suisse Group
    6.52%  July 10, 2000 @                    1,000,000            998,370
    6.65%  August 21, 2000 @                  2,000,000          1,981,158
  Edison Asset Securitization
    6.589%  July 26, 2000 @                   2,000,000          1,990,847
    6.599%  August 1, 2000 @                  1,000,000            994,317
  Enterprise Funding Corp
    6.54%  July 11, 2000 @                    1,000,000            998,183
    6.59%  September 19, 2000 @               1,000,000            985,333
  Eureka Securitization Inc
    6.58%  July 28, 2000 @                    3,000,000          2,985,195


--------------------------------------------------------------------------
SHORT TERM INVESTMENTS                              PAR              VALUE
--------------------------------------------------------------------------

COMMERCIAL PAPER    (continued)
  FPLGroup Capital Inc
    6.57%  July 10, 2000 @                   $1,000,000      $     998,358
  Ford Motor Credit Co
    6.53%  July 20, 2000 @                    1,500,000          1,494,830
  HD Real Estate Funding Corp
    6.80% November 21, 2000 @                 1,000,000            972,989
  Nationwide Building Society
    6.599%  September 14, 2000 @              2,000,000          1,972,500
  Province of Quebec
    6.675%  December 14, 2000 @               1,500,000          1,453,831
  Receivables Capital Corp
    6.58%  July 20, 2000 @                    3,000,000          2,989,582
    6.599%  July 25, 2000 @                   1,000,000            995,600
  SBC Communications Inc
   6.56%  July 20, 2000 @                     1,000,000            996,538
   6.589%  September 6, 2000 @                1,000,000            987,735
   6.63%  August 17, 2000 @                   2,500,000          2,478,360
  Wisconsin Energy Corp
    6.519%  July 11, 2000 @                   1,000,000            998,189
    6.559%  July 18, 2000 @                   2,000,000          1,993,804
                                                            --------------
                                                                40,245,362
                                                            --------------

CORPORATE BONDS-- 2.09%
  General Mills Inc
   6.68%  February 9, 2001 @                  1,000,000            999,726
  Manitoba Province of Canada
   9.50%  October 1, 2000 @                   2,000,000          2,013,255
                                                            --------------
                                                                 3,012,981
                                                            --------------

FLOATING RATE NOTES-- 47.58%
  AT&T Corp **
   7.19%  July 13, 2000 @##                   6,000,000          5,999,921
  Bank of America Charlotte NCMTN
   6.651%  September 6, 2000 @##              1,000,000            999,907
  Bank of Austria
   6.664%  July 16, 2000 @##                  3,000,000          2,999,077
  Bank of Scotland Treasury Services **
   6.777%  September 6, 2000 @##              3,000,000          2,999,901
  Bayerische Landesbank
   6.88%  July18, 2000 @##                    1,500,000          1,498,725
  CIT Financial
   6.657%  July 5, 2000 @##                   1,000,000            999,650
  CIT Group Inc
   6.683%  July 5, 2000 @##                   1,000,000            999,450
  CIT Group Inc MTN
   6.457%  July 5, 2000 @##                   3,000,000          2,999,648
  Citigroup Inc
    6.443%  August 4, 2000 @##                2,000,000          2,000,000

The Preferred Group of Mutual Funds
                                                        SCHEDULES OF INVESTMENTS



--------------------------------------------------------------------------
SHORT TERM INVESTMENTS                              PAR              VALUE
--------------------------------------------------------------------------

FLOATING RATE NOTES    (continued)
  Commerz Bank AG New York
    6.531%  July 28, 2000 @##                $3,000,000     $    2,999,026
    7.18%  July 26, 2000 @##                  1,000,000            999,839
  Deutsche Bank New York
   7.216%  July 16, 2000 @##                  2,000,000          1,999,385
  Diageo Capital PLC
   6.606%  August 24, 2000 @##                6,000,000          5,999,433
  First Union National
   6.661% July 5, 2000 @##                    3,000,000          3,000,000
   6.855% September 5, 2000 @##               1,000,000            999,941
   6.64% July 5, 2000 @##                     1,000,000          1,000,000
  Fleet Financial Group
   6.271%  July 13, 2000 @##                  4,000,000          3,999,323
  General Electric Capital Corp
    6.254%  July 7, 2000 @##                  4,000,000          4,000,000
  General Motors Acceptance Corp
    6.528%  September 30, 2000 @##            1,000,000          1,001,084
  National City Bank
    6.709%  August 4, 2000 @##                2,000,000          2,000,000
  Norwest Financial Inc
    6.703%  July 5, 2000 @##                  4,000,000          3,997,955
  PNC Bank NA
    6.863%  July 12, 2000 @##                 6,000,000          5,999,912
  Southtrust Bank NA
   7.277%  July 23, 2000 @##                  6,000,000          5,999,458
  Westdeutsche Landesbank
   6.592%  July 25, 2000 @##                  3,000,000          2,998,939
                                                            --------------
                                                                68,490,574
                                                            --------------

GOVERNMENT AGENCY-- 6.81%
  Federal Home Loan Mortgage
    Discount Note
    6.57%  July 3, 2000 @                     9,813,000          9,809,419
                                                            --------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $147,304,321)                                          147,304,321
                                                            --------------

TOTAL INVESTMENTS-- 102.32%
  (Cost $147,304,321)                                          147,304,321
                                                            --------------

OTHER ASSETS AND LIABILITIES--  -2.32%                          (3,339,548)
                                                            --------------

TOTAL NET ASSETS-- 100%                                       $143,964,773
                                                            ==============






--------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS

*    Non-income producing security

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, these securities amounted to $4,900,053 or 2.92% of the net assets of the Preferred Fixed Income Fund and $8,999,822 or 6.25% of the net assets of the Preferred Money Market Fund.

*** Non-income producing security - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

# All or a portion of this security is being used to collateralize futures contracts outstanding at June 30, 2000. Additional securities are earmarked to cover the remaining value of futures contracts and the open delayed delivery securities at year end.

## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

@    Yields are at time of purchase (unaudited).

+    Par is in U.S. dollars unless otherwise noted.


Abbreviations:

     ADR - American Depositary Receipt

     MTN - Medium Term Notes

     REMIC - Real Estate Mortgage Investment Conduit

     SDR - Swedish Depositary Receipt

     TBA - To Be Announced, these securities have been purchased on a delayed delivery basis.

  See notes to financial statements

 1. ACCOUNTING POLICIES
    The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended,uas an, 2000 open-end, Notes to Financial Statements diversified series management investment company offering eight portfolios (the "Funds"):

    PREFERRED GROWTH FUND ("Growth") - seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth.

    PREFERRED VALUE FUND ("Value") - seeks its objective of capital appreciation and current income by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

    PREFERRED INTERNATIONAL FUND ("International") - seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

    PREFERRED SMALL CAP FUND ("Small Cap") - seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

    PREFERRED ASSET ALLOCATION FUND ("Asset Allocation") - seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

    PREFERRED FIXED INCOME FUND ("Fixed Income") - seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

    PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND ("Short-Term Government") - seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

    PREFERRED MONEY MARKET FUND ("Money Market") - seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

    The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements.


SECURITY VALUATIONS
    Portfolio securities, options, futures and option on futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing

The Preferred Group of Mutual Funds
                          NOTES TO FINANCIAL STATEMENTS

    agents approved by the Trustees, which prices reflect broker/ dealer supplied market valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker is used. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their direction based on prices supplied by a broker, usually the option counter party. Forward contracts are valued at market. Obligations with a remaining maturity of 60 days or less and holdings in Money Market are valued at amortized cost which approximates market value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

    Certain investments in securities held by the Funds were valued on the basis of a price provided by a principal market maker. At June 30, 2000, the total value of these securities represented 2.1% of net assets of the Fixed Income Fund. These prices may differ from the value that would have been used had a broader market for securities existed.

SECURITY TRANSACTIONS
    Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

FEDERAL TAXES
    Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

    At June 30, 2000, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

                              YEAR OF    CAPITAL LOSS
    FUND                    EXPIRATION   CARRYFORWARD
    SHORT-TERM GOVERNMENT      2003    $      408,901
    SHORT-TERM GOVERNMENT      2004           302,863
    SHORT-TERM GOVERNMENT      2005            96,867
    SHORT-TERM GOVERNMENT      2007            34,485
    SHORT-TERM GOVERNMENT      2008           679,840
    FIXED INCOME               2008         5,851,143
    SMALL CAP                  2007         5,897,783

    To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
    Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted to interest income over the life of a security with a corresponding adjustment in the cost basis; premium is amortized on debt securities with a corresponding adjustment to the cost basis. For the Short-Term Government Securities Fund, income earned on short-term investment funds is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair market value of the securities received.

DISTRIBUTIONS TO SHAREHOLDERS
    Growth, Value, International and Small Cap declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

                                                                   June 30, 2000
NOTES TO FINANCIAL STATEMENTS



    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the Funds' capital accounts.

EXPENSES
    Expenses specific to an individual Fund are charged to that Fund. Common expenses are allocated to the Funds based on their relative net asset values.

FOREIGN CURRENCY TRANSLATION
    The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

    Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

FORWARD CURRENCY CONTRACTS
    All Funds (except Short-Term Government and Money Market) may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

FUTURES CONTRACTS
    All Funds (except Short-Term Government and Money Market) may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the stock and fixed income markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of June 30, 2000.

DELAYED DELIVERY TRANSACTIONS
    All Funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for

The Preferred Group of Mutual Funds

                          NOTES TO FINANCIAL STATEMENTS

    are fixed at the time the transaction is negotiated. The Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the purchase commitment.

REPURCHASE AGREEMENTS
    The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

INDUSTRY CONCENTRATIONS
    While none of the Funds is permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in the domestic banking industry), each Fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a Fund to greater risk than Funds that are not so focused.

OTHER
    Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the Funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

    All Funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The Funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations.

2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE
    Caterpillar Investment Management Ltd. (the "Manager") providestinvestmentnadvisorytandnportfolio management services for the Funds. Each Fund pays a monthly fee based on the average net assets of the Fund at the following rates:

                                    ANNUAL PERCENTAGE OF
    FUND                             AVERAGE NET ASSETS

    GROWTH                                0.75%
    VALUE                                 0.75%
    INTERNATIONAL                         0.95%
    SMALL CAP                             1.00%(1)
    ASSET ALLOCATION                      0.70%
    FIXED INCOME                          0.50%
    SHORT-TERM GOVERNMENT                 0.35%
    MONEY MARKET                          0.30%

    To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the Funds:

    FUND                                         SUBADVISERS

    GROWTH                            Jennison Associates LLC ("Jennison")
    VALUE                             Oppenheimer Capital ("Oppenheimer")
    INTERNATIONAL                     Mercator Asset Management(R), LP
                                      ("Mercator")
    SMALL CAP                         Turner Investment Partners, Inc.
                                      ("Turner")(1)
    ASSET ALLOCATION                  Mellon Capital Management Corporation
                                      ("Mellon") and
                                      PanAgora Asset Management, Inc.
                                      ("PanAgora")
    FIXED INCOME AND MONEY MARKET     J. P. Morgan Investment Management Inc.
                                      ("Morgan")
    SHORT-TERM GOVERNMENT             None

    The subadvisers operate under the supervision of the Manager and The Preferred Group's Trustees. The Manager pays the fees of each of the subadvisers; the Funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

    For the fiscal year ended June 30, 2000, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following Funds:

                                     GROWTH    VALUE    SMALL CAP

    J. P. MORGAN SECURITIES, INC.   $50,117   $1,200       $3,058
    DEUTSCHE BANK ALEX BROWN                                  300

TRUSTEES' FEES
    For the fiscal year ended June 30, 2000, the Trustees who were not "interested persons" of The Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $12,000 plus $2,500 for each Trustees' meeting attended.


(1) On January 1, 2000, Caterpillar Investment Management Ltd. retained Turner Investment Partners, Inc. to manage the Fund's investments. On this date, the management fee increased from 0.75% to 1.00%.

3. BENEFICIAL INTEREST
    The Preferred Group of Mutual Funds As of June 30, 2000, affiliated shareholders beneficially holdings more F than c5% loft total n shares outstanding were as follows:


                                          % OF TOTAL SHARES OUTSTANDING
                                              GROUP                   PREFERRED STABLE
                                            INSURANCE      INSURANCE     PRINCIPAL
                            401(K) PLAN*  TRUST A & B**   RESERVES*** COLLECTIVE TRUST
    GROWTH                     67.27%           -             -              -
    VALUE                      68.43%           -           5.79%            -
    INTERNATIONAL              33.11%        39.92%            -             -
    SMALL CAP                  36.83%        48.60%            -             -
    ASSET ALLOCATION           40.42%        28.47%            -             -
    FIXED INCOME               15.96%        20.22%            -          51.27%
    SHORT-TERM GOVERNMENT      22.30%        27.55%        33.72%         12.98%
    MONEY MARKET               71.39%           -              -           8.97%


*    Caterpillar Investment Trust 401(k) Plan.

** Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B (Trust A and B).

*** Caterpillar Insurance Company Limited Insurance Reserves. The 33.72% holdings in Short-Term Government Securities Fund are held by American Bankers Insurance Company of Florida for the benefit of Caterpillar Insurance Company Limited.

4. PORTFOLIO INFORMATION

SECURITY PURCHASES AND SALES
    During the fiscal year ended June 30, 2000, purchases and sales to f long-term investments (investments other than short-term obligations and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

                                            LONG-TERM                        U.S. GOVERNMENT
                                    PURCHASES          SALES           PURCHASES           SALES

    GROWTH                       $544,173,907      $571,956,454            -                -
    VALUE                          28,132,896        69,611,052            -                -
    INTERNATIONAL                  94,932,612        91,373,930            -                -
    SMALL CAP                     250,470,726       245,235,546            -                -
    ASSET ALLOCATION                5,474,213        48,131,168    $  70,974,040    $  33,190,473
    FIXED INCOME                  268,548,718       258,393,604      172,955,423      179,795,404
    SHORT-TERM GOVERNMENT          94,397,899        38,006,239       14,909,638       41,735,274

    During the fiscal year ended June 30, 2000, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations and U.S. Government securities of:

                                              OTHER                          U.S. GOVERNMENT
                                    PURCHASES          SALES           PURCHASES           SALES

    MONEY MARKET               $7,552,677,775    $7,606,362,232      $32,581,975      $32,605,000

FUTURES CONTRACTS
    Asset Allocation and Fixed Income had the following futures contracts open at June 30, 2000:

                                   NUMBER OF        EXPIRATION        UNDERLYING       UNREALIZED
    CONTRACTS                       CONTRACTS          DATE           FACE VALUE    GAIN (LOSS), NET
    ASSET ALLOCATION:
    Long Positions:
       S&P 500                             42            Sep 00      $15,415,050       ($ 192,801)
       S&P 500                             52            Sep 00       19,085,300         (318,825)
                                                                                       ----------
                                                                                         (511,626)
                                                                                       ----------
    Short Positions:
        U.S. Treasury Bonds               (45)           Sep 00       (4,380,469)         (30,230)
                                                                                       ----------
                                                                                        ($541,856)
                                                                                       ==========
    FIXED INCOME:
    Long Positions:
       U.S. Treasury Notes                  6            Sep 00          584,063       $   17,194
       U.S. Treasury Notes                 90            Sep 00        8,911,406             (401)
                                                                                       ----------
                                                                                           16,793
                                                                                       ----------

    Short Positions:
        U.S. Treasury Bonds               (78)           Sep 00       (7,681,781)        (130,326)
                                                                                       ----------
                                                                                       ($ 113,533)
                                                                                       ==========


The Preferred Group of Mutual Funds

                          NOTES TO FINANCIAL STATEMENTS

UNREALIZED APPRECIATION (DEPRECIATION)
    Unrealized appreciation (depreciation) for each Fund at June 30, 2000, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

                                                                    NET UNREALIZED      COST FOR
                                GROSS UNREALIZED  GROSS UNREALIZED   APPRECIATION/     FEDERAL TAX
    FUND                          APPRECIATION     (DEPRECIATION)   (DEPRECIATION)      PURPOSES
    GROWTH                       $274,739,470    ($18,294,850)      $256,444,620      $584,816,822
    VALUE                         151,768,526     (15,164,003)       136,604,523       202,492,712
    INTERNATIONAL                  95,918,941     (18,415,216)        77,503,725       257,942,519
    SMALL CAP                      18,123,404      (7,350,263)        10,773,141       112,243,192
    ASSET ALLOCATION               34,688,885     (3,901,224)         30,787,661       183,429,387
    FIXED INCOME                    1,325,626      (2,254,571)          (928,945)      178,521,449
    SHORT-TERM GOVERNMENT              48,465        (327,432)          (278,967)       71,159,248
    MONEY MARKET                       -                -                  -           147,304,321


                                                                   June 30, 2000
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF THE PREFERRED GROUP OF MUTUAL FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the eight Funds constituting The Preferred Group of Mutual Funds (the "Trust") at June 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements")are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 15, 2000

The Preferred Group of Mutual Funds
                                                   NOTES TO FINANCIAL STATEMENTS

INCOME TAX INFORMATION (UNAUDITED)
    The Funds which declared and paid a long-term capital gain distribution in calendar year 1999 (Growth, Value International and Asset Allocation) hereby designate the following amounts as long-term capital gain distributions:

                                   LONG-TERM
    FUND                          CAPITAL GAINS

    GROWTH                        $79,398,410
    VALUE                          48,119,216
    INTERNATIONAL                  11,234,529
    ASSET ALLOCATION                3,305,334


SHAREHOLDER ACTION (UNAUDITED)
    On January 1, 2000, the majority shareholder of the Preferred Small Cap Fund approved by written consent: (i) the Management Contract between Caterpillar Investment Management Ltd. and the Preferred Small Cap Fund and (ii) the Subadviser Agreement between Caterpillar Investment Management Ltd. and Turner Investment Partners, Inc.

    On February 28, 2000, the majority shareholder of the Preferred Value Fund approved by written consent the Subadviser Agreement between Caterpillar Investment Management Ltd. and Oppenheimer Capital.

                                                                   June 30, 2000
THE PREFERRED GROUP OF MUTUAL FUNDS


                             [PREFERRED GROUP logo]

                               The Preferred Group
                                 of Mutual Funds


                                 1-800-662-4769
                             www.PreferredGroup.com


         This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.


OFFICERS AND TRUSTEES
          Gary M. Anna                            Trustee
          William F. Bahl                         Trustee
          F. Lynn McPheeters                      Trustee
          Dixie L. Mills                          Trustee
          Kenneth J. Zika                         Trustee
          David L. Bomberger                    President
          Fred L. Kaufman    Vice President and Treasurer
          Sean X. McKessy                           Clerk

INVESTMENT ADVISER
          Caterpillar Investment Management Ltd.
          411 Hamilton Boulevard, Suite 1200
          Peoria, IL  61602-1104

DISTRIBUTOR
         Caterpillar Securities Inc.
         411 Hamilton Boulevard, Suite 1200
         Peoria, IL  61602-1104

CUSTODIAN
         State Street Bank & Trust Co.
         P.O. Box 1713
         Boston, MA  02101

TRANSFER AGENT AND INVESTOR SERVICES
          Boston Financial Data Services, Inc.
          The BFDS Building
          Two Heritage Drive
          Quincy, MA  02171

LEGAL COUNSEL
          Ropes & Gray
          One International Place
          Boston, MA  02110-2624

INDEPENDENT ACCOUNTANTS
          PricewaterhouseCoopers LLP
          160 Federal Street
          Boston, MA  02110

The Preferred Group of Mutual Funds

                                                          SHAREHOLDER PRIVILEGES

                               AFFORDABLE MINIMUM
                                   INVESTMENT

    You may open a Preferred account with an investment of $1,000 or more. Subsequent investments of $50 or more may be made at any time.

                                FREE CHECKWRITING

    You can write an unlimited number of free checks (minimum $250 per check) against the assets in your account (Money Market and Short-Term Government Securities Funds only). You must maintain the minimum required account balance of $1,000.

                                   SYSTEMATIC
                                  SAVINGS PLAN

    You may authorize your bank to debit your checking account automatically and send regular monthly investments of $50 or more to your fund account. If you select this option, you may open an account with your first monthly investment of $50.

                               EXCHANGE PRIVILEGE

    Should you wish to change your investment selection, you may move all or a portion of your assets to another fund. One toll-free call is all it takes.

                                    IRA PLANS

    If you consider a comfortable retirement to be one of your financial goals, you might be especially interested in opening a Preferred Traditional or Roth IRA account. You may transfer or roll over your current IRA. You may also convert your current IRA at another institution to a Preferred Roth IRA. Call 1-800-662-4769 for a free IRA kit.

                         COMPREHENSIVE INVESTOR SERVICES

    You can reach The Preferred Group at 1-800-662-4769 during normal business hours of 8 a.m. to 6 p.m. eastern time to discuss your questions with our Investor Services Representatives. After business hours you can access pre-recorded information via the Preferred Tele-Services line. You will also receive easy-to-read account statements and a comprehensive year-end summary statement for your tax records. High quality service is our top priority at The Preferred Group.

                                  100% NO-LOAD*

    We are a 100% no-load fund group. There are no sales commissions, exchange fees, exit fees or 12b-1 fees when you invest in a Preferred Group fund. All of your money goes to work for you immediately.

* The Preferred Group is a no-load mutual fund family and does not charge any 12b-1 fees. As with any no-load mutual fund, however, certain other fees and expenses do apply to continued investments in the Funds. These fees and expenses are described in the Funds' current prospectus, which should be read carefully before making an investment.

                             [PREFERRED GROUP logo]

                               The Preferred Group
                                 of Mutual Funds

                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com
                                 Distributed by
                           Caterpillar Securities Inc.



--------------------------------------------------------------------------------
                                    PRESORTED
                                   STANDARD A
                                U.S. POSTAGE PAID
                               SOUTH SUBURBAN, IL
                                  PERMIT #3602
--------------------------------------------------------------------------------

                                  Annual Report
                                  June 30, 2000



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